Exhibit 21
BANK OF AMERICA CORPORATION
DIRECT AND INDIRECT SUBSIDIARIES AS OF 12/31/10

Name	Location	Jurisdiction
100 Federal Street Limited Partnership	Boston, MA	Massachusetts
201 North Tryon, LLC	Charlotte, NC	North Carolina
214 North Tryon, LLC	Charlotte, NC	North Carolina
222 Broadway, LLC	New York, NY	New York
2007 Merrill Lynch MB Fund Capital, Ltd.	New York, NY	Cayman Islands
2007 Merrill Lynch MB Fund Strategies, Ltd.	New York, NY	Cayman Islands
2007 Merrill Lynch Merchant Banking Fund, L.P.	New York, NY	Cayman Islands
2007 Merrill Lynch Merchant Banking Fund International, L.P.	New York, NY	Cayman Islands
2008 Merrill Lynch Merchant Banking Fund International, L.P.	New York, NY	Cayman Islands
2008 Merrill Lynch Merchant Banking Fund, L.P.	New York, NY	Cayman Islands
1110421 Ontario Limited	Toronto, Ontario, Canada	Canada
1300166 Ontario Limited	Toronto, Ontario, Canada	Canada
1343190 Alberta Inc.	Toronto, Ontario, Canada	Canada
A/M Properties, Inc.	Baltimore, MD	Virginia
AANAH Holding LLC	Chicago, IL	Delaware
AANAH Holding LLC II	Chicago, IL	Delaware
AANAH Holding LLC III	Chicago, IL	Delaware
Aarco 106 Limited	Chester, United Kingdom	United Kingdom
Abilene Park, Inc.	Charlotte, NC	Delaware
Abovo Investment Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Acceptance Alliance, LLC	Louisville, KY	Delaware
Access 1 Fundo De Investimento Em Cotas De Fundo De Investimento Em Direitos Creditorios Nao Padronizado	Sao Paulo, Brazil	Brazil
Administradora Blue 2234 S. de R.L. de C.V.	Mexico City, Mexico	Mexico
Advest Group, Inc., The	New York, NY	Delaware
Aguila Corp S.A.C.	Lima, Peru	Peru
Alamo Funding II, Inc.	Charlotte, NC	Delaware
Alexandra IV, LLC	New York, NY	Delaware
Alie Street Investments Limited	London, U.K.	United Kingdom
Alie Street Investments 2 Limited	London, U.K.	United Kingdom
Alie Street Investments 3 Limited	London, U.K.	United Kingdom
Alie Street Investments 5 Limited	London, U.K.	United Kingdom
Alie Street Investments 6 Limited	London, U.K.	United Kingdom
Alie Street Investments 8 Limited	London, U.K.	United Kingdom
Alie Street Investments 9 Limited	London, U.K.	United Kingdom
Alie Street Investments 12 Limited	London, U.K.	United Kingdom
Alie Street Investments 16 Limited	London, U.K.	United Kingdom
Alie Street Investments 17 Limited	London, U.K.	United Kingdom
Alie Street Investments 18 Limited	London, U.K.	United Kingdom
Alie Street Investments 21 Limited	London, U.K.	United Kingdom
Alie Street Investments 22 Limited	London, U.K.	United Kingdom
Alie Street Investments 23 Limited	London, U.K.	United Kingdom
Alie Street Investments 24 Limited	London, U.K.	United Kingdom
Alie Street Investments 25 Limited	London, U.K.	United Kingdom
Alie Street Investments 26 Limited	London, U.K.	United Kingdom
Alie Street Investments 27 Limited	London, U.K.	United Kingdom
Alie Street Investments 28 Limited	London, U.K.	United Kingdom
Almazora Holdings S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Alnitak Sarl	Luxembourg, Luxembourg	Luxembourg

Name	Location	Jurisdiction
Alpine Associates Access Ltd.	New York, NY	Cayman Islands
Amarillo Lane, Inc.	Charlotte, NC	Delaware
AMM Holdings Pty Limited	Sydney, New South Wales, Australia	Australia
Andrew VI, LLC	New York, NY	Delaware
Anzac Peaks, Inc.	Charlotte, NC	Delaware
Apollo Trading LLC	Charlotte, NC	Delaware
Appold Property Management Limited	London, U.K.	United Kingdom
Ascend Access LLC	New York, NY	Delaware
Ascend Access Ltd.	New York, NY	Cayman Islands
Asesores Argentinos de Seguros S.A.	Buenos Aires, Argentina	Argentina
Asia Investment Consulting Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Asian American Merchant Bank Ltd.	Singapore, Singapore	Singapore
Asset Backed Funding Corporation	Charlotte, NC	Delaware
Asset Transition Management Services, Inc.	Jacksonville, FL	Delaware
Aswan Development Associates, LLC	Miami, FL	Florida
Aswan Village Associates, LLC	Miami, FL	Florida
Atlanta Affordable Housing Fund Limited Partnership	Charlotte, NC	Georgia
Atlantic Equity Corporation	Chicago, IL	North Carolina
Audubon — MM Urban Investments, LLC	Dallas, TX	Texas
Audubon — MM Urban Investments II, LLC	Dallas, TX	Texas
Audubon Urban Investments, LLC	Dallas, TX	Texas
Augusta Trading LLC	Charlotte, NC	Delaware
Austin Acquisition Inc.	Charlotte, NC	Delaware
Aztex Associates, L.P.	New York, NY	Delaware
Aztex Corporation	New York, NY	Delaware
B of A Issuance B.V.	Amsterdam, The Netherlands	Netherlands
B.A. International (Cayman) Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA 1998 Partners Associates Fund, L.P.	Chicago, IL	Delaware
BA 1998 Partners Fund I, L.P.	Chicago, IL	Delaware
BA 1998 Partners Fund II, L.P.	Chicago, IL	Delaware
BA 1998 Partners Fund LDC	Chicago, IL	Cayman Islands
BA 1998 Partners Master Fund I, L.P.	Chicago, IL	Delaware
BA 1998 Partners Master Fund II, L.P.	Chicago, IL	Delaware
BA 2001 Partners Associates Fund, L P	Boston, MA	Delaware
BA 2001 Partners Fund II, L.P.	Boston, MA	Delaware
BA 2001 Partners Master Fund, LLC	Boston, MA	Delaware
BA Alternative Investment Solutions Master Fund, LLC	Boston, MA	Delaware
BA Australia Limited	Sydney, New South Wales, Australia	Australia
BA Auto Securitization Corporation	Charlotte, NC	Delaware
BA Capital Company, L.P.	Charlotte, NC	Delaware
BA Co-Invest Fund 2001 (Cayman), L.P.	Chicago, IL	Cayman Islands
BA Co-Invest Fund 2002 (Cayman), L.P.	Chicago, IL	Cayman Islands
BA Coinvest GP, Inc.	Chicago, IL	North Carolina
BA Continuum Costa Rica, Limitada	San Jose, Costa Rica	Costa Rica
BA Continuum India Private Limited	Hyderabad, India	India
BA Continuum Management Limited	Port Louis, Mauritius	Mauritius
BA Continuum Mexican Holdings Private Limited	Singapore, Singapore	Singapore
BA Continuum Mexico Administracion S. de R.L. de C.V.	Tlaquepaque, Jalisco, Mexico	Mexico
BA Continuum Mexico, S.C.	Tlaquepaque, Jalisco, Mexico	Mexico
BA Continuum Private Limited	Mumbai, India	India
BA Continuum Singapore International Holdings Private Limited	Singapore, Singapore	Singapore
BA Credit Card Funding, LLC	Charlotte, NC	Delaware
BA Custodial Services (Jersey) Limited	St. Helier, Jersey, Channel Islands	Channel Islands
BA Direct Investment Fund M, L.P.	Chicago, IL	Delaware

Name	Location	Jurisdiction
BA Diversified Real Estate Fund, L.P.	Boston, MA	Delaware
BA Electronic Data Processing (Guangzhou) Ltd.	Guangzhou, PRC	People’s Republic of China
BA Employment Services Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA Equity Co-Invest GP, LLC	Charlotte, NC	Delaware
BA Equity Holdings, L.P.	Charlotte, NC	Delaware
BA Equity Investors, Inc.	Chicago, IL	North Carolina
BA Finance Ireland Limited	Dublin, Ireland	Ireland
BA Financial Trading (Luxembourg) Limited	Luxembourg, Luxembourg	Cayman Islands
BA Fund of Funds Direct, L.P.	Boston, MA	Delaware
BA Fund Services (Cayman) Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA Global Funding Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA GSS International B.V.	Amsterdam, The Netherlands	Netherlands
BA GSS International C.V.	St. Helier, Jersey, Channel Islands	Netherlands
BA GSTS GP LLC	St. Helier, Jersey, Channel Islands	Delaware
BA Hedge Fund Direct, LP	Boston, MA	Delaware
BA Hedge Fund Solutions, LLC	Boston, MA	Delaware
BA Insurance Group, Inc.	Charlotte, NC	Delaware
BA Insurance Services, Inc.	Baltimore, MD	Maryland
BA Leasing BSC, LLC	San Francisco, CA	Delaware
BA Merchant Services, LLC	Louisville, KY	Ohio
BA Multi-Strategy Fund, LLC	Boston, MA	Delaware
BA Overseas Holdings	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BA Partners Fund III, LLC	Chicago, IL	Delaware
BA Partners Fund IV — Buyout, L.P.	Boston, MA	Delaware
BA Partners Fund IV — Buyout Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund IV — New Century, L.P.	Boston, MA	Delaware
BA Partners Fund IV — New Century Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund IV — Venture, L.P.	Boston, MA	Delaware
BA Partners Fund IV — Venture Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund V — Buyout, L.P.	Boston, MA	Delaware
BA Partners Fund V — Buyout Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund V — International, L.P.	Boston, MA	Delaware
BA Partners Fund V — International Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund V — Opportunistic Real Estate, L.P.	Boston, MA	Delaware
BA Partners Fund V — PE Blend, L.P.	Boston, MA	Delaware
BA Partners Fund V — Venture, L.P.	Boston, MA	Delaware
BA Partners Fund V — Venture Master Fund, L.L.C.	Boston, MA	Delaware
BA Partners Fund VI — PE Blend (Cayman), L.P.	Boston, MA	Cayman Islands
BA Partners Fund VI — PE Blend, L.P.	Boston, MA	Delaware
BA Properties, Inc.	Los Angeles, CA	Delaware
BA Residential Securitization LLC	Charlotte, NC	Delaware
BA SBIC Sub, Inc.	Chicago, IL	North Carolina
BA Securities Australia Limited	Sydney, New South Wales, Australia	Australia
BA Technology I, LLC	Charlotte, NC	Delaware
BA Venture Management Corporation	Thousand Oaks, CA	Delaware
BABC Global Finance Inc.	Toronto, Ontario, Canada	Canada
BAC AAH Capital Funding LLC XI	Chicago, IL	Delaware
BAC AAH Capital Funding LLC I	Chicago, IL	Delaware
BAC AAH Capital Funding LLC II	Chicago, IL	Delaware
BAC AAH Capital Funding LLC III	Chicago, IL	Delaware
BAC AAH Capital Funding LLC IV	Chicago, IL	Delaware
BAC AAH Capital Funding LLC IX	Chicago, IL	Delaware
BAC AAH Capital Funding LLC V	Chicago, IL	Delaware
BAC AAH Capital Funding LLC VI	Chicago, IL	Delaware
BAC AAH Capital Funding LLC VII	Chicago, IL	Delaware

Name	Location	Jurisdiction
BAC AAH Capital Funding LLC VIII	Chicago, IL	Delaware
BAC AAH Capital Funding LLC X	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XII	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XIII	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XIV	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XIX	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XV	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XVI	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XVII	Chicago, IL	Delaware
BAC AAH Capital Funding LLC XVIII	Chicago, IL	Delaware
BAC AAH Preferred Exchange LLC	Chicago, IL	Delaware
BAC AAH Preferred Exchange LLC II	Chicago, IL	Delaware
BAC AAH Preferred Exchange LLC III	Chicago, IL	Delaware
BAC AAH Preferred Holding LLC	Chicago, IL	Delaware
BAC AAH Preferred Holding LLC II	Chicago, IL	Delaware
BAC AAH Preferred Holding LLC III	Chicago, IL	Delaware
BAC Canada Finance Company	Toronto, Ontario, Canada	Canada
BAC CCC Fund IV Mezzanine Investments, L.L.C.	Chicago, IL	Delaware
BAC CCC Mezzanine Investments, L.L.C.	Chicago, IL	Delaware
BAC CCC Private Equity Investments, Inc.	Chicago, IL	Delaware
BAC Field Services Corporation	Simi Valley, CA	California
BAC Funding, Inc.	Charlotte, NC	Delaware
BAC GP, LLC	Calabasas, CA	Nevada
BAC Home Loans Servicing, LP	Plano, TX	Texas
BAC LB Capital Funding LLC I	Chicago, IL	Delaware
BAC LB Capital Funding LLC II	Chicago, IL	Delaware
BAC LB Capital Funding Trust I	Chicago, IL	Delaware
BAC LB Capital Funding Trust II	Chicago, IL	Delaware
BAC LB Holding LLC I	Chicago, IL	Delaware
BAC LB Holding LLC II	Chicago, IL	Delaware
BAC LB Preferred Exchange LLC I	Chicago, IL	Delaware
BAC LB Preferred Exchange LLC II	Chicago, IL	Delaware
BAC LB Preferred Holding LLC I	Chicago, IL	Delaware
BAC LB Preferred Holding LLC II	Chicago, IL	Delaware
BAC Mezzanine Management I, L.P.	Chicago, IL	Delaware
BAC Mezzanine Management III, L.P.	Chicago, IL	Delaware
BAC Mezzanine Management, Inc.	Chicago, IL	Illinois
BAC North America Holding Company	Charlotte, NC	Delaware
BAC NUBAFA, Inc.	San Francisco, CA	Delaware
BAC Retail Group LLC	Troy, MI	Michigan
BAC Services Company, Inc.	Chicago, IL	Delaware
BAC Strategic Investments B.V.	Amsterdam, The Netherlands	Netherlands
BAC Tax Services Corporation	Simi Valley, CA	California
BACAP Alternative Advisors, Inc.	New York, NY	Missouri
BACAP Alternative Montage Fund, LLC	New York, NY	Delaware
BACAP Diversified Real Estate Fund, L.P.	New York, NY	Delaware
BACAP Institutional Multi-Strategy Hedge Fund, Ltd.	New York, NY	Cayman Islands
BACAP Multi-Strategy Hedge Fund, LLC	New York, NY	Delaware
BACAP Multi-Strategy Hedge Fund, Ltd.	New York, NY	Cayman Islands
BACDC Crossings 29th LLC	Dallas, TX	Delaware
BACDC Crossing at Big Bear LLC	Dallas, TX	Delaware
BACDC Crossings North Hills LLC	Dallas, TX	Delaware
BACDC Horizons at Morgan Hill LLC	Dallas, TX	Delaware
BACI Triad, LLC	Chicago, IL	Delaware

Name	Location	Jurisdiction
BACP Europe Fund II, L.P.	Chicago, IL	Delaware
BACP Europe Fund IV M, L.P.	Chicago, IL	Delaware
Bakerton Finance, Inc.	Charlotte, NC	Delaware
BAL Corporate Aviation, LLC	New Castle, DE	Delaware
BAL Energy Holding, LLC	San Francisco, CA	Delaware
BAL Energy Management, LLC	San Francisco, CA	Delaware
BAL Energy Management II, LLC	San Francisco, CA	Delaware
BAL Global Finance (Deutschland) GmbH	Dusseldorf, Germany	Germany
BAL Global Finance (UK) Limited	London, U.K.	United Kingdom
BAL Global Finance Canada Corporation	Toronto, Ontario, Canada	Canada
BAL Investment & Advisory, Inc.	San Francisco, CA	Delaware
BAL Solar I, LLC	San Francisco, CA	Delaware
BAL Solar II, LLC	San Francisco, CA	Delaware
BAL Solar III, LLC	San Francisco, CA	Delaware
Balboa Insurance Company	Irvine, CA	California
Balboa Insurance Services, Inc.	Simi Valley, CA	California
Balboa Life & Casualty LLC	Irvine, CA	Delaware
Balboa Life Insurance Company	Irvine, CA	California
Balboa Life Insurance Company of New York	Irvine, CA	New York
Balboa Warranty Services Corporation	Irvine, CA	Vermont
BALCAP Funding, LLC	San Francisco, CA	Delaware
BALI Funding Luxembourg Limited	Luxembourg, Luxembourg	United Kingdom
Balkhouse Properties Corp.	New York, NY	Tennessee
Ballantyne Funding LLC	Charlotte, NC	Delaware
Baltic Funding LLC	Charlotte, NC	Delaware
BAMS Solutions, Inc.	Louisville, KY	Ohio
BANA Alberta Funding Company, ULC	Calgary, Alberta, Canada	Canada
BANA BACM 2000-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2000-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2001-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2001-PB1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2002-PB2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2003-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2003-2 PAWTUCKET SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2003-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-3 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-4 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-5 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2004-6 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-2 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-3 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-4 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-5 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2005-6 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2006-4 SB 1 LLC	Charlotte, NC	Delaware
BANA BACM 2007-1 SB 1 LLC	Charlotte, NC	Delaware
BANA BOA-FUNB 2001-3 SB 1 LLC	Charlotte, NC	Delaware
BANA CA Mortgage Company	Charlotte, NC	Delaware
BANA Canada Funding Company Ltd.	Calgary, Alberta, Canada	Canada
BANA CSFB 2002-CKS4 SB 1 LLC	Charlotte, NC	Delaware

Name	Location	Jurisdiction
BANA DEFEASANCE HOLDING COMPANY LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2000-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2000-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2001-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2001-PB1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2002-PB2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2003-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANGER BACM 2003-2 PAWTUCKET SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2003-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-4 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-5 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2004-6 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-4 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-5 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2005-6 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2006-4 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BACM 2007-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER BOA-FUNB 2001-3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER CSFB 2002-CKS4 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER DORADO/ALVARADO SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECCMC 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECCMC 2002-3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2003-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2003-C1 TRIZEC SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2003-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2004-C1 SB 1 LLC	Charlotte, NC	Delaware

Name	Location	Jurisdiction
BANA DEFEASANCE MANAGER GECMC 2004-C3 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2005-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2005-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER GECMC 2007-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER NLFC 1998-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER NLFC 1999-1 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER NLFC 1999-2 SB 1 LLC	Charlotte, NC	Delaware
BANA DEFEASANCE MANAGER TENTH VENTURE SB 1 LLC	Charlotte, NC	Delaware
BANA DORADO/ALVARADO SB 1 LLC	Charlotte, NC	Delaware
BANA GA Mortgage Company	Charlotte, NC	Delaware
BANA GECCMC 2002-2 SB 1 LLC	Charlotte, NC	Delaware
BANA GECCMC 2002-3 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2003-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2003-C1 TRIZEC SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2003-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2004-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2004-C3 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2005-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2005-C2 SB 1 LLC	Charlotte, NC	Delaware
BANA GECMC 2007-C1 SB 1 LLC	Charlotte, NC	Delaware
BANA (Gibraltar) Holdings Limited	Gibraltar, Gibraltar	Gibraltar
BANA Holding Corporation	Charlotte, NC	Delaware
BANA LP, LLC	Calabasas, CA	Delaware
BANA MLMT 2004-MKB1 SB 1 LLC	Charlotte, NC	Delaware
BANA MLMT 2005-MKB2 SB 1 LLC	Charlotte, NC	Delaware
BANA NLFC 1998-2 SB 1 LLC	Charlotte, NC	Delaware
BANA NLFC 1999-1 SB 1 LLC	Charlotte, NC	Delaware
BANA NLFC 1999-2 SB 1 LLC	Charlotte, NC	Delaware
BANA OR Mortgage Company	Charlotte, NC	Delaware
BANA Residuals, LLC	Charlotte, NC	Delaware
BANA RI Mortgage Company	Charlotte, NC	Delaware
BANA Swiss Funding S.a.r.l. Limited	Luxembourg, Luxembourg	England & Wales
BANA TENTH VENTURE SB 1 LLC	Charlotte, NC	Delaware
Banc of America Advisory Services, LLC	Charlotte, NC	Delaware
Banc of America Arena Community Development LLC	Charlotte, NC	Delaware
Banc of America Bridge LLC	Charlotte, NC	Delaware
Banc of America California Community Venture Fund, LLC	Chicago, IL	Delaware
Banc of America Capital Access Funds Management A, L.P.	Chicago, IL	Delaware
Banc of America Capital Access Funds Management B, L.P.	Chicago, IL	Delaware
Banc of America Capital Access Funds Management, LLC	Chicago, IL	Delaware
Banc of America Capital Holdings, L.P.	Charlotte, NC	Delaware
Banc of America Capital Holdings V, L.P.	Charlotte, NC	Delaware
Banc of America Capital Investors, L.P.	Charlotte, NC	Delaware
Banc of America Capital Investors SBIC, L.P.	Charlotte, NC	Delaware

Name	Location	Jurisdiction
Banc of America Capital Investors V, L.P.	Charlotte, NC	Delaware
Banc of America Capital Management (Ireland), Limited	Dublin, Ireland	Ireland
Banc of America Card Servicing Corporation	Phoenix, AZ	Arizona
Banc of America CDC Special Holding Company, Inc.	Charlotte, NC	North Carolina
Banc of America CDE I, LLC	Baltimore, MD	Delaware
Banc of America CDE II, LLC	Baltimore, MD	Delaware
Banc of America CDE III, LLC	Charlotte, NC	North Carolina
Banc of America CDE IV, LLC	Charlotte, NC	North Carolina
Banc of America CDE V, LLC	Charlotte, NC	North Carolina
Banc of America CDE, LLC	Baltimore, MD	Maryland
Banc of America Co-Invest Fund 2001, L.P.	Chicago, IL	Delaware
Banc of America Co-Invest Fund 2002, L.P.	Chicago, IL	Delaware
Banc of America Commercial, LLC	New York, NY	Georgia
Banc of America Community Development Corporation	Charlotte, NC	North Carolina
Banc of America Community Holdings, Inc.	Charlotte, NC	Missouri
Banc of America Consumer Card Services, LLC	Charlotte, NC	North Carolina
Banc of America Development, Inc.	Charlotte, NC	Missouri
Banc of America Dutch Auction Preferred Corporation	Charlotte, NC	Delaware
Banc of America E-Commerce Holdings, Inc.	Charlotte, NC	Delaware
Banc of America Energy & Power Facilities Leasing I, Inc.	San Francisco, CA	Delaware
Banc of America Financial Products, Inc.	Chicago, IL	Delaware
Banc of America FSC Holdings, Inc.	San Francisco, CA	Delaware
Banc of America Funding Corporation	Charlotte, NC	Delaware
Banc of America Historic Capital Assets LLC	Charlotte, NC	Delaware
Banc of America Historic Investments Partnership	Concord, CA	Illinois
Banc of America Historic New Ventures, LLC	Baltimore, MD	Delaware
Banc of America Historic Ventures, LLC	Charlotte, NC	North Carolina
Banc of America HTC Investments LLC	Boston, MA	Massachusetts
Banc of America Insurance Services, Inc.	Baltimore, MD	Maryland
Banc of America Investment Advisors, Inc.	Boston, MA	Delaware
Banc of America Investment Leasing Co., Ltd.	Tokyo, Japan	Japan
Banc of America Large Loan, Inc.	Dover, DE	Delaware
Banc of America Leasing & Capital, LLC	San Francisco, CA	Delaware
Banc of America Leasing Ireland Co., Limited	Dublin, Ireland	Ireland
Banc of America Management LLC I	Chicago, IL	Delaware
Banc of America Management LLC III	Chicago, IL	Delaware
Banc of America Merchant Services, LLC	Atlanta, GA	Delaware
Banc of America Merrill Lynch Commercial Mortgage Inc.	Charlotte, NC	Delaware
Banc of America Mortgage Capital Corporation	Charlotte, NC	North Carolina
Banc of America Mortgage Securities, Inc.	Charlotte, NC	Delaware
Banc of America Neighborhood Services Corporation	Charlotte, NC	North Carolina
Banc of America Practice Solutions, Inc.	Columbus, OH	Ohio
Banc of America Preferred Funding Corporation	Charlotte, NC	Delaware
Banc of America Public and Institutional Financial Funding, LLC	San Francisco, CA	Delaware
Banc of America Public Capital Corp	Charlotte, NC	Kansas
Banc of America Securities Asia Limited	Hong Kong, PRC	Hong Kong, PRC
Banc of America Securities Canada Co.	Halifax, Nova Scotia	Canada
Banc of America Securities Canada Holding Corp.	Charlotte, NC	Delaware
Banc of America Securities (India) Private Limited	Mumbai, India	India
Banc of America Securities Limited	London, U.K.	United Kingdom
Banc of America Securitization Holding Corporation	Charlotte, NC	Delaware
Banc of America Specialist, Inc.	New York, NY	New York
Banc of America Strategic Investments Corporation	Charlotte, NC	Delaware

Name	Location	Jurisdiction
Banc of America Strategic Investments LLC	Charlotte, NC	Delaware
Banc of America Strategic Ventures, Inc.	Charlotte, NC	Delaware
Banc of America Structured Notes, Inc.	Charlotte, NC	Delaware
BancAmerica Capital Holdings II, L.P.	Chicago, IL	Delaware
BancAmerica Capital Investors II, L.P.	Chicago, IL	Delaware
BancAmerica Capital Investors SBIC II, L.P.	Chicago, IL	Delaware
BancAmerica Coinvest Fund 2000, L.P.	Chicago, IL	Delaware
BancBoston Aircraft Leasing Inc.	Boston, MA	Delaware
BancBoston Capital Co-Investment Partners (2000) LP	Boston, MA	Delaware
BancBoston Capital Co-Investment Partners (2001) LP	Boston, MA	Delaware
BancBoston Capital Holdings Limited	London, U.K.	United Kingdom
BancBoston Capital ICP Partners 2 LP	Boston, MA	Delaware
BancBoston Capital ICP Partners 3 LP	Boston, MA	Delaware
BancBoston Capital ICP Partners 3-A L.P.	Boston, MA	Delaware
BancBoston Capital ICP Partners LP	Boston, MA	Delaware
BancBoston Capital Money Markets Limited	London, U.K.	United Kingdom
BancBoston Capital Private Equity Partners LP	Boston, MA	Delaware
BancBoston Capital, Inc.	Boston, MA	Massachusetts
BancBoston Insurance Agency of Rhode Island, Inc.	Pascoag, RI	Rhode Island
BancBoston Investments Inc.	Boston, MA	Massachusetts
BancBoston Leasing Services Inc.	Boston, MA	Massachusetts
BancBoston Ventures Inc.	Boston, MA	Massachusetts
Banco Merrill Lynch de Investimentos S.A.	Sao Paulo, Brazil	Brazil
Bank of America Auto Receivables Securitization, LLC	Charlotte, NC	Delaware
Bank of America California, National Association	San Francisco, CA	United States of America
Bank of America Canada	Toronto, Ontario, Canada	Canada
Bank of America Capital Advisors LLC	Boston, MA	Delaware
Bank of America Capital Corporation	Chicago, IL	Delaware
Bank of America Charitable Foundation, Inc., The	Charlotte, NC	Delaware
Bank of America Corporation	Charlotte, NC	Delaware
Bank of America Custodial Services (Ireland) Limited	Dublin, Ireland	Ireland
Bank of America (GSS) Limited	London, U.K.	United Kingdom
Bank of America GSS Nominees Limited	London, U.K.	England & Wales
Bank of America (Hawaii) Insurance Agency, Inc.	Honolulu, HI	Hawaii
Bank of America Healthcare Limited	London, U.K.	United Kingdom
Bank of America Malaysia Berhad	Kuala Lumpur, Malaysia	Malaysia
Bank of America Mexico, S.A., Institucion de Banca Multiple	Mexico City, Mexico	Mexico
Bank of America Mortgage Securities, Inc.	Charlotte, NC	Delaware
Bank of America, National Association	Charlotte, NC	United States of America
Bank of America National Trust Delaware	Wilmington, DE	United States of America
Bank of America Negocios e Participacoes Ltda.	Sao Paulo, Brazil	Brazil
Bank of America Oregon, National Association	Portland, OR	United States of America
Bank of America Overseas Corporation	Charlotte, NC	United States of America
Bank of America Reinsurance Corporation	Burlington, VT	Vermont
Bank of America Representacoes Ltda.	Sao Paulo, Brazil	Brazil
Bank of America Rhode Island, National Association	Providence, RI	United States of America
Bank of America Securitization Investment Trust LLC	Wilmington, DE	Delaware
Bank of America Singapore Limited	Singapore, Singapore	Singapore
Bank of America Student Loan Securitization Corporation	Charlotte, NC	Delaware
Bank of America Trust and Banking Corporation (Bahamas) Limited	Nassau, Bahamas	Bahamas
Bank of America Trust and Banking Corporation (Cayman) Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Bank of America Ventures	Foster City, CA	California
BankAmerica Acceptance Corp.	Jacksonville, FL	Delaware

Name	Location	Jurisdiction
BankAmerica Capital I	Charlotte, NC	Delaware
BankAmerica Capital II	Charlotte, NC	Delaware
BankAmerica Capital III	Charlotte, NC	Delaware
BankAmerica Capital IV	Charlotte, NC	Delaware
BankAmerica Institutional Capital A	San Francisco, CA	Delaware
BankAmerica Institutional Capital B	San Francisco, CA	Delaware
BankAmerica International Financial Corporation	San Francisco, CA	United States of America
BankAmerica International Investment Corporation	Chicago, IL	United States of America
BankAmerica Investment Corporation	Chicago, IL	Delaware
BankAmerica Nominees (1993) Pte Ltd.	Singapore, Singapore	Singapore
BankAmerica Nominees (Hong Kong) Ltd.	Hong Kong, PRC	Hong Kong, PRC
BankAmerica Nominees (Singapore) Pte. Ltd.	Singapore, Singapore	Singapore
BankAmerica Nominees Limited (London)	London, U.K.	United Kingdom
BankAmerica Realty Finance, Inc.	Los Angeles, CA	Delaware
BankAmerica Realty Services, Inc.	San Francisco, CA	Delaware
BankAmerica Special Assets Corporation	San Francisco, CA	Delaware
BankBoston Administracao Ltda.	Sao Paulo, Brazil	Brazil
BankBoston Capital Trust I	Boston, MA	Delaware
BankBoston Capital Trust II	Boston, MA	Delaware
BankBoston Capital Trust III	Boston, MA	Delaware
BankBoston Capital Trust IV	Boston, MA	Delaware
BankBoston Co-Investment Partners (1998) L.P.	Boston, MA	Delaware
BankBoston Co-Investment Partners (1999) L.P.	Boston, MA	Delaware
BankBoston International Leasing LLC	Providence, RI	Delaware
Bankers Insurance Company, Ltd.	Hamilton, Bermuda	Delaware
BAPCC II, LLC	San Francisco, CA	Delaware
Bardin Road Ventures Inc.	New York, NY	Texas
Barnett Capital I	Jacksonville, FL	Delaware
Barnett Capital II	Jacksonville, FL	Delaware
Barnett Capital III	Jacksonville, FL	Delaware
BAS Capital Funding Corporation	Chicago, IL	Delaware
BAS Oak Management, LLC	San Francisco, CA	Delaware
BAS Oak X, LLC	San Francisco, CA	Delaware
BAS Securitization LLC	Charlotte, NC	Delaware
BAS/SOFI Management, LLC	New York, NY	Delaware
BAS/SOFI VI, LLC	New York, NY	Delaware
BASCFC-Maxcom Holdings I, LLC	Chicago, IL	Delaware
BAVP, LP	Foster City, CA	Delaware
Bay 2 Bay Leasing LLC	San Francisco, CA	Delaware
Bay Area Credit Services, LLC	New York, NY	Delaware
BayBanks Mortgage Corp.	Boston, MA	Massachusetts
BBC Co-Investment Partners (1998) LP	Boston, MA	Delaware
BBI Management Co. LLC	Boston, MA	Massachusetts
BBI Switch LP	Boston, MA	Delaware
BBV Management Co. LLC	Boston, MA	Massachusetts
BBV Switch LP	Boston, MA	Delaware
Beemster Bay B.V.	Amsterdam, The Netherlands	Netherlands
BEG Nominees (Paroc) Carried Interest Partnership, L.P.	Chicago, IL	Delaware
Ben Franklin/Progress Capital Fund LP	Blue Bell, PA	Delaware
Benson Nominees Limited	London, U.K.	England
Berndale Securities Limited	Melbourne, Victoria, Australia	Australia
Bighorn Investments Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Birchwood Funding LLC	Charlotte, NC	Delaware
BIRMSON, L.L.C.	Wilton, CT	Alabama

Name	Location	Jurisdiction
BJCC, Inc.	Wilton, CT	Delaware
Black Mountain Funding LLC	Charlotte, NC	Delaware
BlackRock Health Sciences Access LLC	New York, NY	Delaware
BlackRock Health Sciences Access LTD.	New York, NY	Cayman Islands
Blackwood Run Trading LLC	Charlotte, NC	Delaware
Blazer (Cayman) Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Blue Finn Holdings Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Blue Ridge Investments, L.L.C.	Charlotte, NC	Delaware
Bluejay LLC	New York, NY	Delaware
Bluestar Holdings Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
BoA Internationaal Krediet B.V.	Amsterdam, The Netherlands	Netherlands
BOA Investment Fund I, LLC	Charlotte, NC	North Carolina
BOA Investment Fund III, LLC	Charlotte, NC	North Carolina
BOA Investment Fund IV, LLC	Charlotte, NC	North Carolina
BOA Investment Fund V, LLC	Charlotte, NC	North Carolina
BoA Luxembourg S.a.r.l. / B.V.	Luxembourg, Luxembourg	Netherlands
BoA Netherlands Cooperatieve U.A.	Amsterdam, The Netherlands	Netherlands
BoA Trustee Services Limited	London, U.K.	United Kingdom
BOA/Mermart Joint Venture	San Diego, CA	California
Boatmen’s Insurance Agency, Inc.	St. Louis, MO	Missouri
Bodiam Hill Limited	London, U.K.	United Kingdom
BofA Advisors, LLC	Boston, MA	Delaware
BofA Commodities, Inc.	New York, NY	Delaware
BofA Distributors, Inc.	Boston, MA	Massachusetts
BofA Financial Services, LLC	Boston, MA	Delaware
BofA Global Capital Management Group, LLC	Boston, MA	Delaware
BofA Pte. Ltd.	Singapore, Singapore	Singapore
BofA Services, Inc.	Boston, MA	Massachusetts
BofAML Asia Fund LP, LLC	New York, NY	Delaware
BofAML Bosphorus Fund CIP Vehicle LP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund CI Vehicle GP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund CI Vehicle LP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund Holdco, LLC	Wilmington, DE	Delaware
BofAML Europe Fund LCI Vehicle GP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund ML Vehicle GP, LLC	Wilmington, DE	Delaware
BofAML Europe Fund ML Vehicle LP, LLC	Wilmington, DE	Delaware
BofAML Invest Funds PLC	Dublin, Ireland	Ireland
BofAML Trustees Limited	London, U.K.	United Kingdom
Bonifazius Mortgage Investments LLC	Wilmington, DE	Delaware
Boston International Holdings Corporation	Boston, MA	Massachusetts
Boston Overseas Financial Corporation	New York, NY	United States of America
Boston Overseas Financial Corporation S.A.	Buenos Aires, Argentina	Argentina
Boston Overseas Holding Corporation	Boston, MA	Massachusetts
Boston Overseas Private Equity LLC	Boston, MA	Delaware
Boston Securities S.A. Sociedad de Bolsa	Buenos Aires, Argentina	Argentina
Boston World Holding Corporation	Boston, MA	Massachusetts
BR Depositor, LLC	Charlotte, NC	Delaware
Bracebridge Corporation	Wilmington, DE	Delaware
BRCK Holdings I AB	Stockholm, Sweden	Sweden
BRCK Holdings II AB	Stockholm, Sweden	Sweden
Breckenridge Investments Limited	London, U.K.	England
Bridgewater Bay Limited Liability Partnership	London, U.K.	United Kingdom
Brigibus Limited	London, U.K.	United Kingdom
Bristol Pines Limited Partnership	Washington, DC	District of Columbia

Name	Location	Jurisdiction
Bristol Pines Manager LLC	Baltimore, MD	District of Columbia
Broadcort Corporation	New York, NY	New York
BRV Capital II Ltda	George Town, Grand Cayman, Cayman Is.	Brazil
BTAC V L.L.C.	New York, NY	Delaware
Bullseye Global Real Estate Partners LP	New York, NY	Delaware
Bullseye Holdco I LLC	New York, NY	Delaware
Bullseye Holdco II LLC	New York, NY	Delaware
Bullseye Real Estate Advisors LLC	New York, NY	Delaware
Bullseye Real Estate Associates LP	New York, NY	Delaware
Business Lenders, LLC	New York, NY	Delaware
C&S Premises-SPE, Inc.	Charlotte, NC	North Carolina
Cabernet I, LLC	New York, NY	Delaware
Calnevari Holdings, Inc.	Charlotte, NC	Delaware
CalSTRS/Banc of America Capital Access Fund III, LLC	Chicago, IL	Delaware
CalSTRS/BAML Capital Access Funds IV, LLC	Chicago, IL	Delaware
CalSTRS/Banc of America Capital Access Fund, LLC	Chicago, IL	Delaware
Calvada Lane Pty Limited	Charlotte, NC	Australia
CAP, Inc.	New York, NY	Delaware
Carlow Holdings Trust	Dublin, Ireland	Ireland
Carolina Investments Limited	London, U.K.	United Kingdom
Carrara Lane Pty Limited	Charlotte, NC	Australia
Carringgate Limited	London, U.K.	United Kingdom
Carson Asset Management Company	Reno, NV	Delaware
Caswell Park, Inc.	Charlotte, NC	Delaware
Catherine III, LLC	New York, NY	Delaware
CBT Realty Corporation	Providence, RI	Connecticut
Central Park Development Group, LLC	Tampa, FL	Florida
CFC International Capital Markets, Limited	London, U.K.	England
CFC International Mauritius Limited	Port Louis, Mauritius	Republic of Mauritius
CH MLOX Pleiades 3	Tokyo, Japan	Japan
Charlotte Gateway Village, LLC	Charlotte, NC	North Carolina
Charlotte Transit Center, Inc.	Charlotte, NC	North Carolina
Cherry Park LLC	Charlotte, NC	Delaware
Chester Property & Services Limited	Chester, England	England
Chetwynd Nominees Limited	London, U.K.	England
Chilton GNR Participation LLC	New York, NY	Delaware
Chilton GNR Participation Ltd.	New York, NY	Cayman Islands
Chilton Pan-Asia Access LLC	New York, NY	Delaware
Chilton Pan-Asia Access Ltd.	New York, NY	Cayman Islands
Chilton Small Cap Access LLC	New York, NY	Delaware
Chilton Small Cap Access Ltd.	New York, NY	Cayman Islands
CHL Transfer Corp.	Calabasas, CA	Delaware
Church Street Housing Partners I, LLC	Orlando, FL	Florida
Church Street Retail Partners I, LLC	Orlando, FL	Florida
Circulos OCA S.A.	Montevideo, Uruguay	Uruguay
Citygate Nominees Limited	London, U.K.	England
CIVC Partners Fund, L.P.	Chicago, IL	Delaware
CIVC Partners Fund, LLC	Chicago, IL	Delaware
Clark Street Redevelopment Corporation	St. Louis, MO	Missouri
CM REO S1 LLC	New York, NY	Delaware
CNBC Leasing LLC	Chicago, IL	Delaware
Cold Feet, L.L.C.	Chicago, IL	Delaware
Columbus Bay Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Columbus Square II LLC	St. Louis, MO	Missouri

Name	Location	Jurisdiction
Columbus Square LLC	Kansas City, MO	Missouri
Concert Funding Number 1 Limited	London, U.K.	England
Concert Mortgages Holdings Limited	London, U.K.	England
Concert Mortgages Limited	London, U.K.	England
Continental Finanziaria S.P.A.	Milan, Italy	Italy
Continental Illinois Venture Corporation	Chicago, IL	Delaware
Conversus Asset Management, LLC	Chicago, IL	Delaware
Coral Hill LLC	Charlotte, NC	Delaware
Core Absolute Return Fund, LLC	New York, NY	Delaware
Core Opportunistic Equity Fund, LLC	New York, NY	Delaware
Core Private Equity Fund I, LLC	New York, NY	Delaware
Corfe Hill Limited	London, U.K.	United Kingdom
Corporate Leasing Facilities Limited	London, U.K.	England & Wales
Corporate Properties Services, Inc.	Wilmington, DE	Delaware
Cortlandt Realty Associates I, L.P.	New York, NY	Delaware
Countryside SA Holdings, LLC	Dallas, TX	Texas
Countrywide Alternative Asset Management Inc.	Calabasas, CA	Delaware
Countrywide Alternative Investments Inc.	Calabasas, CA	Delaware
Countrywide Asset Management Corp.	Calabasas, CA	California
Countrywide Capital I	Calabasas, CA	Delaware
Countrywide Capital II	Calabasas, CA	Delaware
Countrywide Capital III	Calabasas, CA	Delaware
Countrywide Capital IV	Calabasas, CA	Delaware
Countrywide Capital V	Calabasas, CA	Delaware
Countrywide Capital VI	Calabasas, CA	Delaware
Countrywide Capital VII	Calabasas, CA	Delaware
Countrywide Capital VIII	Calabasas, CA	Delaware
Countrywide Capital IX	Calabasas, CA	Delaware
Countrywide Capital Markets Asia (HK) Limited	Hong Kong, PRC	Hong Kong, PRC
Countrywide Capital Markets, LLC	Calabasas, CA	California
Countrywide Commercial JPI LLC	Calabasas, CA	Delaware
Countrywide Commercial Mortgage Capital, Inc.	Calabasas, CA	Delaware
Countrywide Commercial Real Estate Finance, Inc.	Calabasas, CA	California
Countrywide Financial Corporation	Calabasas, CA	Delaware
Countrywide Hillcrest I, Inc.	Calabasas, CA	California
Countrywide Home Loans of Minnesota, Inc.	Eden Prairie, MN	Minnesota
Countrywide Home Loans of Tennessee, Inc.	Brentwood, TN	Tennessee
Countrywide Home Loans of Texas, Inc.	Calabasas, CA	Texas
Countrywide Home Loans, Inc.	Calabasas, CA	New York
Countrywide International Consulting Services, LLC	Calabasas, CA	Delaware
Countrywide International GP Holdings, LLC	Calabasas, CA	Delaware
Countrywide International Holdings, Inc.	Calabasas, CA	Delaware
Countrywide International Technology Holdings Limited	St. Peter Port, Guernsey, Channel Islands	Island of Guernsey
Countrywide JV Technology Holdings Limited	St. Peter Port, Guernsey, Channel Islands	Island of Guernsey
Countrywide LFT LLC	Calabasas, CA	Delaware
Countrywide Management Corporation	Calabasas, CA	Delaware
Countrywide Mortgage Ventures, LLC	Calabasas Hills, CA	Delaware
Countrywide Securities Corporation	Calabasas, CA	California
Countrywide Servicing Exchange	Calabasas, CA	California
Countrywide Sunfish Management LLC	Calabasas, CA	Delaware
Countrywide Warehouse Lending	Calabasas, CA	California
Coventry Village Apartments, Inc.	Nashville, TN	Tennessee
CP Development Group 2, LLC	Tampa, FL	Florida
CPDG7, LLC	Tampa, FL	Florida

Name	Location	Jurisdiction
CP Development Group 3, LLC	Tampa, FL	Florida
CPI Ballpark Investments Ltd.	Port Louis, Mauritius	Mauritius
Creative Village Development, LLC	Tampa, FL	Florida
CREDO Trust	Hamilton, Bermuda	Bermuda
Crockett Funding LLC	Charlotte, NC	Delaware
CSC Associates, L.P.	Marietta, GA	Georgia
CSC Futures Inc.	Calabasas, CA	California
CSF Holdings, Inc.	Tampa, FL	Florida
CTC Real Estate Services	Simi Valley, CA	California
Cupples Development, L.L.C.	St. Louis, MO	Missouri
Currency Partners LLC	New York, NY	Delaware
Currency Partners Sub-Fund I LLC	New York, NY	Delaware
CW Insurance Group, LLC	Irvine, CA	California
CW Reinsurance Company	Burlington, VT	Vermont
CW Securities Holdings, Inc.	Calabasas, CA	Delaware
CW (UK) Services Limited	Dartford, United Kingdom	United Kingdom
CW UKTechnology Limited	Dartford, United Kingdom	United Kingdom
CWABS II, Inc.	Calabasas, CA	Delaware
CWABS, Inc.	Calabasas, CA	Delaware
CWALT, Inc.	Calabasas, CA	Delaware
CWB Community Assets, Inc.	Thousand Oaks, CA	Delaware
CWHEQ, Inc.	Calabasas, CA	Delaware
CWIBH, Inc.	Calabasas, CA	Delaware
CWMBS II, Inc.	Calabasas, CA	Delaware
CWMBS, Inc.	Calabasas, CA	Delaware
CWRBS, Inc.	Calabasas, CA	Delaware
CWTechSolutions Limited	Dartford, United Kingdom	United Kingdom
Cypress Point Trading LLC	Charlotte, NC	Delaware
Cypress Tree CLAIF Funding LLC	Charlotte, NC	Delaware
Dacion Corp.	New York, NY	New York
Dartmouth Holdings Limited	Hong Kong, Hong Kong	Hong Kong, PRC
Davidson Partners Limited	Toronto, Ontario, Canada	Canada
Debt Clear Recoveries & Investigations Limited	Manchester, United Kingdom	United Kingdom
Destination Hotels International Co., Ltd.	Hong Kong, Hong Kong	Thailand
Destination Hotels International Ltd.	Bangkok, Thailand	Virgin Islands
Destination Properties (Cha-Am) Co., Ltd.	Bangkok, Thailand	Thailand
Destination Properties (Eastern Seaboard) Co., Ltd.	Bangkok, Thailand	Thailand
DFO Partnership	San Francisco, CA	New York
Diamond Springs Trading LLC	Charlotte, NC	Delaware
Diversified Alpha Fund, L.P.	New York, NY	Delaware
Diversified Alpha Fund (Master), Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Diversified Global Futures Fund LLC	New York, NY	Delaware
Diversified Global Markets Fund Ltd.	New York, NY	Cayman Islands
Dollis Hill Limited	London, U.K.	United Kingdom
Dorton B.V.	Amsterdam, The Netherlands	Netherlands
Dover Mortgage Capital 2005-A Corporation	Charlotte, NC	Delaware
Dover Mortgage Capital Corporation	Charlotte, NC	Delaware
Dover Two Mortgage Capital 2005-A Corporation	Charlotte, NC	Delaware
Dover Two Mortgage Capital Corporation	Charlotte, NC	Delaware
Dresdner Kleinwort Pfandbriefe Investments, Inc.	Charlotte, NC	Delaware
DSP Merrill Lynch Capital Limited	Mumbai, India	India
DSP Merrill Lynch Limited	Mumbai, India	India
DSP Merrill Lynch Trust Services Limited	Mumbai, India	India
Eagle Corporation, The	Boston, MA	Massachusetts

Name	Location	Jurisdiction
Eagle Investments S.A., The	Montevideo, Uruguay	Uruguay
Eaglewood Apartments, LLC	Tampa, FL	Florida
Eaglewood Course Development, LLC	Tampa, FL	Florida
Eban Incorporated	Dallas, TX	Texas
Eban Village I, Ltd.	Dallas, TX	Texas
Eban Village II, Ltd.	Dallas, TX	Texas
Echo Canyon Park LLC	Charlotte, NC	Delaware
Edificaciones Arendonk, S.L.	Madrid, Spain	Spain
Edward IV, LLC	New York, NY	Delaware
EFP (Cayman) Funding I Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
EFP (Cayman) Funding II Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
EFP (Hong Kong) Funding I Limited	Hong Kong, SAR	Hong Kong, PRC
EFP (Hong Kong) Funding II Partnership	Hong Kong, SAR	Hong Kong, PRC
EFP Netherlands Investment II, V.O.F.	Amsterdam, The Netherlands	Netherlands
EFP Netherlands Investment, B.V.	Amsterdam, The Netherlands	Netherlands
Egan Crest Investments, LLC	Charlotte, NC	Delaware
EGB Podstawowy Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny	Warsaw, Poland	Poland
EGB-Skarbiec Bis Powizany Fundusz Inwestycyjny Zamknity	Warsaw, Poland	Poland
EGB-Skarbiec Powizany Fundusz Inwestycyjny Zamknity	Warsaw, Poland	Poland
Electra Leasing LLC	Boston, MA	Massachusetts
ELHV Inc.	New York, NY	Delaware
Elizabeth VI, LLC	New York, NY	Delaware
Elmfield Investments Limited	London, U.K.	United Kingdom
ELT Ltd.	Charlotte, NC	Delaware
EM Cobranza S de RL de CV	New York, NY	Mexico
EM Structured Investments, LLC	New York, NY	Delaware
Emerging Markets Opportunities LLC	Boston, MA	Delaware
Emerging Markets Opportunities Ltd.	Boston, MA	Cayman Islands
Emerging Markets Opportunities Master, Ltd.	Boston, MA	Cayman Islands
EQCC Asset Backed Corporation	Las Vegas, NV	Delaware
EQCC Receivables Corporation	Las Vegas, NV	Delaware
EquiCredit Corporation of America	Jacksonville, FL	Delaware
Equipart Pty Limited	Victoria, Australia	Australia
Equity Analytics, LLC	Scottsdale, AZ	Delaware
Equity Finance Delaware, LLC	New York, NY	Delaware
Equity Long Short HedgeAccess LLC	New York, NY	Delaware
Equity Long Short HedgeAccess II, LLC	New York, NY	Delaware
Equity Long-Short HedgeAccess Ltd.	New York, NY	Cayman Islands
Equity Margins Ltd.	Melbourne, Victoria, Australia	Australia
Equity Margins Nominees Limited	Melbourne, Victoria, Australia	Australia
Equity/Protect Reinsurance Company	Jacksonville, FL	Turks & Caicos Islands
Europe Card Services General Partner Limited	Grand Cayman, Cayman Islands	Cayman Islands
Europe Card Services Partners (Scotland) LP	Edinburgh, Scotland	Scotland
Event Driven & Credit HedgeAccess LLC	New York, NY	Delaware
Event-Driven & Credit HedgeAccess II LLC	New York, NY	Delaware
Event Driven & Credit HedgeAccess Ltd.	New York, NY	Cayman Islands
Everest Funding LLC	Charlotte, NC	Delaware
Excelsior Buyout Management, LLC	Stamford, CT	Delaware
Excelsior Buyout Partners, LLC	Stamford, CT	Delaware
F. R. Holdings, Inc.	Charlotte, NC	Nevada
Fairfield Nominees Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Fallon Lane LLC	Charlotte, NC	Delaware
FBF Insurance Agency, Inc.	Avon, MA	Massachusetts

Name	Location	Jurisdiction
FCA Company, LLC	Providence, RI	Rhode Island
FDS Financial Data Services Limited	Dublin, Ireland	Ireland
Federal Street Investments S.A.	Montevideo, Uruguay	Uruguay
Federal Street Shipping LLC	Boston, MA	Delaware
Fernhill Holding, Inc.	San Francisco, CA	California
Ferrybridge Investments Limited	London, U.K.	England
FFG Property Holding Corp.	Providence, RI	Rhode Island
FHA Company, LLC	Providence, RI	Rhode Island
FIA (Gibraltar) Holdings Limited	Gibraltar, Gibraltar	Gibraltar
FIA (Gibraltar) SLP Holdings Limited	Gibraltar, Gibraltar	Gibraltar
FIA Card Services, National Association	Wilmington, DE	United States of America
FIA Holdings S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
FIA Holdings, LP	Edinburgh, Scotland	Scotland
FIA Swiss Funding Limited	Luxembourg, Luxembourg	England & Wales
Fiduciary Services Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Fiduciary Services (UK) Limited	London, U.K.	England
FIM Funding, Inc.	Boston, MA	Massachusetts
Financial Data Services, Inc.	Jacksonville, FL	Florida
Finsbury Square Limited Partnership	Washington, DC	District of Columbia
Finsbury Square Manager LLC	Washington, DC	District of Columbia
First 165 Properties Corp.	New York, NY	Delaware
First Bank of Pinellas County Land Corporation	Tampa, FL	Florida
First Capital Corporation of Boston	Boston, MA	Massachusetts
First Franklin Financial Corporation	San Jose, CA	Delaware
First Permanent Financial Services Pty Ltd	Sydney, Australia	Australia
First Permanent Securities Limited	Sydney, Australia	Australia
First Permanent Securities Mortgage Warehouse Trust 2000-1	Sydney, Australia	Australia
First Permanent Super Prime RMBS Trust 2006-1	Sydney, Australia	Australia
Firstval Properties, Inc.	Bethlehem, PA	Pennsylvania
Five Dollars a Day, LLC	San Francisco, CA	Delaware
Fleet Capital Trust II	Boston, MA	Delaware
Fleet Capital Trust IX	Boston, MA	Delaware
Fleet Capital Trust V	Boston, MA	Delaware
Fleet Capital Trust VII	Boston, MA	Delaware
Fleet Capital Trust VIII	Boston, MA	Delaware
Fleet Center Associates	Providence, RI	Rhode Island
Fleet Community Development Corporation	Providence, RI	Rhode Island
Fleet Credit Card Holdings, Inc.	Providence, RI	Delaware
Fleet Credit Card Services L.P.	Providence, RI	Rhode Island
Fleet Development Ventures L.L.C.	Boston, MA	Massachusetts
Fleet Equity Partners V, L.P.	Providence, RI	Delaware
Fleet Equity Partners VI, L.P.	Providence, RI	Delaware
Fleet Equity Partners VII, L.P.	Providence, RI	Delaware
Fleet Finance, Inc.	Providence, RI	Delaware
Fleet Financial Corporation	Providence, RI	Rhode Island
Fleet Fund Investors, LLC	Providence, RI	Delaware
Fleet Growth Resources II, Inc.	Providence, RI	Delaware
Fleet Growth Resources III, Inc.	Providence, RI	Rhode Island
Fleet Growth Resources IV, Inc.	Providence, RI	Rhode Island
Fleet Growth Resources, Inc.	Charlotte, NC	Delaware
Fleet Historic Associates	Providence, RI	Rhode Island
Fleet Home Equity Loan Trust 2001-1	Wilmington, DE	Delaware
Fleet Home Equity Loan, LLC	Boston, MA	Delaware
Fleet Insurance Agency (NJ), Inc.	Clinton, NJ	New Jersey

Name	Location	Jurisdiction
Fleet Insurance Agency Corp. — Connecticut	Chester, CT	Connecticut
Fleet Insurance Agency Corp. — New York	Castleton on Hudson, NY	New York
Fleet Insurance Agency Corporation	Boston, MA	Massachusetts
Fleet International Advisors S.A.	Montevideo, Uruguay	Uruguay
Fleet Land Company	Providence, RI	Rhode Island
Fleet NJ Community Development Corp.	Hartford, CT	New Jersey
Fleet Overseas Asset Management, Inc.	Boston, MA	Delaware
Fleet Pennsylvania Services Inc.	Scranton, PA	Delaware
Fleet Property Company	Providence, RI	Rhode Island
Fleet Retail Group, LLC	Boston, MA	Delaware
Fleet Venture Partners I	Providence, RI	Delaware
Fleet Venture Partners III	Providence, RI	Delaware
Fleet Venture Resources, Inc.	Providence, RI	Rhode Island
FleetBoston Co-Investment Partners (2000) LP	Boston, MA	Delaware
FleetBoston Co-Investment Partners (2001) LP	Boston, MA	Delaware
Foxwood (FP) Limited	London, U.K.	Cayman Islands
Framework, Inc.	Washington, DC	Delaware
FRB Acceptance LLC	San Francisco, CA	Delaware
FSC Corp.	Boston, MA	Massachusetts
Fugu Credit Limited	London, U.K.	United Kingdom
Fund Asset Management, L.P.	New York, NY	Delaware
Fund Five Financial, Inc.	San Francisco, CA	California
Fundo de Investimento em Direito Creditorio Nao Padronizado Tratex Precatorios II	Sao Paulo, Brazil	Brazil
Fundo de Investimento em Direitos Creditorios Nao Padronizados Tratex Precatorio III	Sao Paulo, Brazil	Brazil
Fundo de Investimento em Direito Creditorio PCG Brasil Multi Carteira	Sao Paulo, Brazil	Brazil
Fundo de Investimento Financeiro Multimercado Agata	Sao Paulo, Brazil	Brazil
Fundo de Investimento Financeiro Multimercado Diamond	Sao Paulo, Brazil	Brazil
Fundo de Investimento Financeiro Multimercado Iceberg	Sao Paulo, Brazil	Brazil
Fundo de Investimento Financeiro Multimercado Verona	Sao Paulo, Brazil	Brazil
GALCO B.V.	Amsterdam, The Netherlands	Netherlands
Galway Holdings Trust	Dublin, Ireland	Ireland
Garden Property LLC	Pennington, NJ	Delaware
Gatwick LLC	Charlotte, NC	Delaware
GBP Funding 2007-A Limited	London, U.K.	Cayman Islands
GEM 21 s.r.l.	Milan, Italy	Italy
General Fidelity Life Insurance Company	Columbia, SC	South Carolina
Germantown-Seneca Joint Venture	Baltimore, MD	Maryland
Germany Telecommunications 1 S.a.r.L	Luxembourg, Luxembourg	Luxembourg
GHL Mortgage Originations Limited	Dartford, United Kingdom	England
GHL Mortgage Services Limited	Dartford, United Kingdom	England
GHL Payment Transmission Limited	Dartford, United Kingdom	United Kingdom
GHL Services Limited	Dartford, United Kingdom	United Kingdom
Giants ABS Co., Ltd.	Seoul, Korea	Korea
GK Ad astra	Tokyo, Japan	Japan
GK Carpe Diem	Tokyo, Japan	Japan
GK Nagareyama	Tokyo, Japan	Japan
GK Per Aspera	Tokyo, Japan	Japan
GK Satsuma	Tokyo, Japan	Japan
Gleneagles Trading LLC	Charlotte, NC	Delaware
Glenwood Investments Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Global Home Loans Limited	Dartford, United Kingdom	England
Global Macro HedgeAccess LLC	New York, NY	Delaware
Global Macro HedgeAccess Ltd.	New York, NY	Cayman Islands

Name	Location	Jurisdiction
Global Principal Finance Company, LLC	New York, NY	Delaware
Global Structured Finance & Investments LLC	New York, NY	Delaware
GlobaLoans International Technology Limited Partnership	Dartford, United Kingdom	England
GlobaLoans JV Limited Partnership	Dartford, United Kingdom	England
GMI Investments, Inc.	New York, NY	Delaware
GMI Strategic Investments, LLC	New York, NY	Delaware
Gold Magnet (BVI) Limited	Tortola, British Virgin Islands	Virgin Islands
Goldbourne Park Limited	Dublin, Ireland	Jersey
Golden Peak Investments LLC	Charlotte, NC	Delaware
Good Neighbor Labuan Holdings Ltd.	Labuan, Malaysia	Malaysia
GPC Securities, Inc.	Atlanta, GA	Georgia
GPFC Ireland Limited	Dublin, Ireland	Ireland
Green Equity Inc.	New York, NY	New Jersey
Greenwood Apartments, LLC	Tampa, FL	Florida
Groom Lake, LLC	Charlotte, NC	Delaware
GTVBI, Inc.	Port Louis, Mauritius	Mauritius
Hachiko, LLC	San Francisco, CA	Delaware
Halcyon Access LLC	New York, NY	Delaware
Halcyon Access II LLC	New York, NY	Delaware
Halcyon Access III LLC	New York, NY	Delaware
Halcyon Access LTD.	New York, NY	Cayman Islands
Hampton Funding LLC	Charlotte, NC	Delaware
Hannibal Associates, L.P.	New York, NY	Delaware
Hannibal Properties Corp.	New York, NY	Delaware
Hanover Holdings Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Harbour Town Funding LLC	Charlotte, NC	Delaware
Harney Lane Limited	Dublin, Ireland	Ireland
Harper Farm M Corp.	Baltimore, MD	Maryland
HCL Acquisition LLC	Boston, MA	Massachusetts
HCL Developer LLC	Boston, MA	Massachusetts
HCL Manager LLC	Boston, MA	Massachusetts
HealthLogic Systems Corporation	Norcross, GA	Georgia
Heathrow LLC	Charlotte, NC	Delaware
Henry II, LLC	New York, NY	Delaware
Hever Hill Limited	London, U.K.	United Kingdom
High Grade Structured Credit CDO 2007-1	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Hilltop Energy Investment Corp. II	Grand Cayman, Cayman Islands	Cayman Islands
Hilltop Proprietary Investment, LLC	Houston, TX	Delaware
HLTV Securitization Corporation	Calabasas, CA	Delaware
HNC Realty Company	Hartford, CT	Connecticut
Holding Services Ltd.	Grand Cayman, Cayman Islands	Cayman Islands
Home Equity USA, Inc.	Providence, RI	Rhode Island
HomeFocus Tax Services, LLC	Richmond, VA	Virginia
Hornby Lane Limited	Dublin, Ireland	Jersey
Hospitality & Leisure — Fondo comune di investimento immobiilare speculativo di tip chiuso	Milan, Italy	Italy
Howlan Park Limited	Dublin, Ireland	Ireland
HQ North Company Inc.	New York, NY	New York
IBK Holdings International Principal Investments, Ltd.	New York, NY	Cayman Islands
IBK Holdings Principal Investments, LLC	New York, NY	Delaware
IBK International Principal Investments, Ltd.	New York, NY	Cayman Islands
IFIA Insurance Services, Inc.	Greenville, DE	Delaware
IHR, LLC	San Francisco, CA	Delaware
InCapital Europe Limited	London, U.K.	United Kingdom

Name	Location	Jurisdiction
Incapital Holdings, LLC	Chicago, IL	Illinois
InCapital, LLC	Chicago, IL	Illinois
Independence One Life Insurance Company	Phoenix, AZ	Arizona
Indian Head Banks Inc.	Charlotte, NC	New Hampshire
Indopark (Cayman) Limited	Grand Cayman, Cayman Islands	Cayman Islands
Indopark Holdings Limited	Port Louis, Mauritius	Mauritius
Industrial Investment Corporation	Baltimore, MD	Rhode Island
Institucion Financiera Externa Merrill Lynch Bank Uruguay S.A.	Montevideo, Uruguay	Uruguay
International Special Situations Holdings C.V.	George Town, Grand Cayman, Cayman Is.	Netherlands
Inversiones Merrill Lynch Chile II Limitada	Santiago, Chile	Chile
Inversiones Merrill Lynch Chile Limitada	Santiago, Chile	Chile
Investment Fund Partners	Providence, RI	Delaware
Investments 2234 Chile Fondo de Inversion Privado I	Santiago, Chile	Chile
Investments 2234 Chile Fondo de Inversion Privado II	Santiago, Chile	Chile
Investments 2234 China Fund 1 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234, LLC	Charlotte, NC	Delaware
Investments 2234 Overseas Fund 11 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 12 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 13 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 14 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 15 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 16 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 17 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund 18 B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund I B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund II B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund III B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund IV B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund IX B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund V B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund VI B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund VII B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund VIII B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Fund X B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Overseas Holdings B.V.	Amsterdam, The Netherlands	Netherlands
Investments 2234 Philippines Fund I (SPV-AMC), Inc.	Manila, Philippines	Philippines
Investments Dos Dos Tres Cuatro Chile Holdings S.A.	Santiago, Chile	Chile
Investor Protection Insurance Company	Burlington, VT	Vermont
IQ Absolute Return Diversified Fund, LP	New York, NY	Delaware
IQ Absolute Return Select Fund, LP	New York, NY	Delaware
IQ Financial Products LLC	New York, NY	Delaware
IQ Global Long/Short Equity Diversified Fund, LP	New York, NY	Delaware
IQ Global Long/Short Equity Diversified (Offshore) Fund, Ltd.	New York, NY	Cayman Islands
IQ Global Long/Short Equity Select Fund, LP	New York, NY	Delaware
IQ Global Long/Short Equity Select (Offshore) Fund, Ltd.	New York, NY	Cayman Islands
IQ Global Private Equity Composite Fund, LP	New York, NY	Delaware
IQ Global Real Asset Composite Fund, LP	New York, NY	Delaware
IQ Investment Advisors LLC	New York, NY	Delaware
Ironwood (FP) Limited	London, U.K.	Cayman Islands
Isabella I, LLC	New York, NY	Delaware
Ismael I, Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Ivy Rising Stars Access Ltd.	New York, NY	Cayman Islands
James I, LLC	New York, NY	Delaware
JCCA, Inc.	Wilton, CT	Delaware

Name	Location	Jurisdiction
Jin Sheng Asset Management Company Limited	Taipei, Taiwan	Taiwan
Jupiter Loan Funding LLC	Charlotte, NC	Delaware
Kaldi Funding LLC	Charlotte, NC	Delaware
Kauai Hotel, L.P.	Los Angeles, CA	Delaware
KBA Mortgage, LLC	Plano, TX	Delaware
KECALP Inc.	New York, NY	Delaware
KECALP International Ltd.	New York, NY	Cayman Islands
KML Holdings Co., Ltd.	Labuan, Malaysia	Malaysia
KML II Holdings Co., Ltd.	Labuan, Malaysia	Malaysia
Korea Ranger Limited	Seoul, Korea	Korea
L.A. Funding LLC	Charlotte, NC	Delaware
Laguna Funding LLC	Charlotte, NC	Delaware
Lake Forest Holding Company	Baltimore, MD	Virginia
Landmark Value Access LLC	New York, NY	Delaware
Landmark Value Access, Ltd.	New York, NY	Cayman Islands
LandSafe Appraisal Services, Inc.	Plano, TX	California
LandSafe Credit, Inc.	Rosemead, CA	California
LandSafe Default, Inc.	Rosemead, CA	Pennsylvania
LandSafe Flood Determination, Inc.	Plano, TX	California
LandSafe, Inc.	Plano, TX	Delaware
LandSafe Services of Alabama, Inc.	Montgomery, AL	Alabama
LandSafe Services, LLC	St. Louis, MO	Missouri
LandSafe Title of California, Inc.	Rosemead, CA	California
LandSafe Title of Florida, Inc.	Rosemead, CA	Florida
LandSafe Title of Texas, Inc.	Rosemead, CA	Texas
LandSafe Title of Washington, Inc.	Simi Valley, CA	Washington
Laredo Park Holdings, Inc.	Charlotte, NC	Delaware
LaSalle Community Development Corporation	Chicago, IL	Illinois
LaSalle Funding LLC	Chicago, IL	Delaware
LaSalle Street Capital, Inc.	Chicago, IL	Delaware
LaSalle Trade Services Corporation	Chicago, IL	Illinois
Lat-Am Bridge Holdco LLC	New York, NY	Delaware
Latin America Real Estate Holdings, LLC	New York, NY	Delaware
LBC Limited	Nassau, Bahamas	Bahamas
Leaves, LLC	San Francisco, CA	Delaware
Lexington Trails Holdings, LP	Dallas, TX	Texas
Leyden Bay B.V.	Amsterdam, The Netherlands	Netherlands
Limacon Park Limited	Dublin, Ireland	Ireland
Links at Eastwood LLC, The	Charlotte, NC	North Carolina
Linville Funding LLC	Charlotte, NC	Delaware
Live Oak Apartments, LLC	Charlotte, NC	North Carolina
Loans.co.uk Limited	Watford, Hertfordshire, U.K.	United Kingdom
LS Real Estate Recovery Fund (Offshore), L.P.	New York, NY	Cayman Islands
LS Real Estate Recovery Trust	New York, NY	Delaware
Lynx Associates, L.P.	New York, NY	Delaware
Lynx Properties Corp.	New York, NY	Delaware
Magellan Bay Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Main Place Funding, LLC	New York, NY	Delaware
Mainsearch Company Limited	Chester, England	England
Majestic Acquisitions Limited	London, U.K.	England
Malbec II, LLC	New York, NY	Delaware
Managed Account Advisors LLC	Jersey City, NJ	Delaware
Manele Bay II Limited	Amsterdam, The Netherlands	Jersey
Marathon Access LLC	New York, NY	Delaware
Marathon Access Ltd.	New York, NY	Cayman Islands

Name	Location	Jurisdiction
Mariner Access LLC	New York, NY	Delaware
Mariner 2X Access LLC	New York, NY	Delaware
Mariner 2X Access II, LLC	New York, NY	Delaware
Mariner Access, Ltd.	New York, NY	Cayman Islands
Marlborough Sounds LLC	Charlotte, NC	Delaware
Marlin House Holdings Limited	Watford, Hertfordshire, U.K.	United Kingdom
Mars 1, LLC	New York, NY	Delaware
Martin Currie Asia Access, LLC	New York, NY	Delaware
Martin Currie Asia Access, Ltd.	New York, NY	Cayman Islands
Martin Currie European Access, LLC	New York, NY	Delaware
Martin Currie European Access, Ltd.	New York, NY	Cayman Islands
Maryvale Urban Investments, Inc.	Phoenix, AZ	Arizona
MBNA Canada Bank	Gloucester, Canada	Canada
MBNA Capital A	Wilmington, DE	Delaware
MBNA Capital B	Wilmington, DE	Delaware
MBNA Capital C	Wilmington, DE	Delaware
MBNA Capital D	Wilmington, DE	Delaware
MBNA Capital E	Wilmington, DE	Delaware
MBNA Community Development Corporation	Wilmington, DE	Delaware
MBNA Direct Limited	Chester, England	England
MBNA Europe Bank Limited	Chester, England	United Kingdom
MBNA Europe Finance Limited	Chester, England	Guernsey
MBNA Europe Funding, PLC	Chester, England	United Kingdom
MBNA Europe Holdings Limited	Chester, England	United Kingdom
MBNA Funding Company Limited	Chester, England	England & Wales
MBNA Global Services Limited	Chester, England	United Kingdom
MBNA Indian Services Private Limited	Bangalore, India	India
MBNA International Properties Limited	Chester, England	England
MBNA Investment & Securities Limited	Chester, England	United Kingdom
MBNA Ireland Limited	Carrick-on-Shannon, Ireland	Ireland
MBNA Luxembourg Holdings S.a.r.l.	Grand Duchy of Luxembourg, Luxembourg	Luxembourg
MBNA Marketing Systems, Inc.	Wilmington, DE	Delaware
MBNA Property Services Limited	Chester, England	England
MBNA R & L S.a.r.l.	Kirschberg, Luxembourg	Luxembourg
MBNA Receivables Limited	Chester, England	Jersey
MBNA Scotland LP	Edinburgh, Scotland	England & Wales
MBNA Technology, Inc.	Wilmington, DE	Delaware
Mecklenburg Park, Inc.	Charlotte, NC	Delaware
Mediterranean Funding LLC	Charlotte, NC	Delaware
Mei Tou (Tianjin) Property Holdings Limited	People’s Republic of China	China
Mei Tou Holdings Limited	Port Louis, Mauritius	Mauritius
Mei Ya (Tianjin) Property Holdings Limited	People’s Republic of China	China
Menkent Sarl	Luxembourg, Luxembourg	Luxembourg
Mercury 1, LLC	New York, NY	Delaware
Meritplan Insurance Company	Irvine, CA	California
Merlot III, LLC	New York, NY	Delaware
Merrill Invest (Australia) Limited	Sydney, Australia	Australia
Merrill Lynch 2008 Fortress Partners Fund, LLC	New York, NY	Delaware
Merrill Lynch 2008 Fortress Partners Offshore Fund, LP	New York, NY	Cayman Islands
Merrill Lynch Alternative Investments LLC	New York, NY	Delaware
Merrill Lynch Aquisicoes e Participacoes Brasil Ltda	Sao Paulo, Brazil	Brazil
Merrill Lynch Argentina S.A.	Capital Federal, Argentina	Argentina
Merrill Lynch Asia Investments Limited	Port Louis, Mauritius	Mauritius
Merrill Lynch (Asia Pacific) Limited	Hong Kong, PRC	Hong Kong, PRC

Name	Location	Jurisdiction
Merrill Lynch Asian Real Estate Fund Manager Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch Asian Real Estate Opportunity Fund II, L.P.	Grand Cayman, Cayman Islands	Cayman Islands
Merrill Lynch Asian Real Estate Opportunity Fund II Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch (Australasia) Pty. Ltd.	Sydney, Australia	Australia
Merrill Lynch (Australia) Funding (No. 1) Pty Limited	Melbourne, Victoria, Australia	Australia
Merrill Lynch (Australia) Futures Limited	Sydney, Australia	Australia
Merrill Lynch (Australia) Nominees Pty. Limited	Melbourne, Victoria, Australia	Australia
Merrill Lynch (Australia) Pty Ltd	Sydney, Australia	Australia
Merrill Lynch (B.V.I.) Limited	Tortola, British Virgin Islands	Virgin Islands
Merrill Lynch Bank (Suisse) S.A.	Geneva, Switzerland	Switzerland
Merrill Lynch Bank and Trust Company (Cayman) Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Merrill Lynch Benchmark Holdings LLC	New York, NY	Delaware
Merrill Lynch Benefits Ltd.	Toronto, Canada	Canada
Merrill Lynch (Bermuda) Services Limited	Hamilton, Bermuda	Bermuda
Merrill Lynch (Camberley) Limited	London, U.K.	England
Merrill Lynch Canada Credit Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Canada Holdings Company	Toronto, Ontario, Canada	Canada
Merrill Lynch Canada Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Canada Services Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Capital Canada Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Capital Corporation	New York, NY	Delaware
Merrill Lynch Capital Markets AG	Zurich, Switzerland	Switzerland
Merrill Lynch Capital Markets Espana, S.A., S.V.	Madrid, Spain	Spain
Merrill Lynch Capital Markets (France) SAS	Paris, France	France
Merrill Lynch Capital Markets (Taiwan) Limited	Taipei, Taiwan	Taiwan
Merrill Lynch Capital Partners, Inc.	New York, NY	Delaware
Merrill Lynch Capital Services, Inc.	New York, NY	Delaware
Merrill Lynch Chile Holdings 1 LLC	New York, NY	Delaware
Merrill Lynch Chile Holdings 2 LLC	New York, NY	Delaware
Merrill Lynch Chile S.A.	Santiago, Chile	Chile
Merrill Lynch CIS Limited	London, U.K.	England
Merrill Lynch & Co., Canada Ltd.	Toronto, Canada	Canada
Merrill Lynch & Co., Inc.	Charlotte, NC	Delaware
Merrill Lynch Colombia Ltda.	Bogota, Colombia	Colombia
Merrill Lynch Commodities (Europe) Holdings Limited	London, U.K.	England
Merrill Lynch Commodities (Europe) Limited	London, U.K.	England
Merrill Lynch Commodities (Europe) Trading Limited	London, U.K.	England
Merrill Lynch Commodities Canada, ULC	Toronto, Ontario, Canada	Canada
Merrill Lynch Commodities GmbH	London, U.K.	Germany
Merrill Lynch Commodities Ltd Belgrade	Belgrade, Serbia	Serbia and Montenegro
Merrill Lynch Commodities Luxembourg S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Commodities S.r.l.	Bucharest, Romania	Romania
Merrill Lynch Commodities, Inc.	Houston, TX	Delaware
Merrill Lynch Commodity Financing Inc.	New York, NY	Delaware
Merrill Lynch Commodity Partners, L.P.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Merrill Lynch Community Development Company, LLC	New York, NY	New Jersey
Merrill Lynch Consulting Services (Beijing) Company Limited	Beijing, People’s Republic of China	China
Merrill Lynch Corporate (New Zealand) Limited	Geneva, Switzerland	New Zealand
Merrill Lynch Corporate Services Limited	London, U.K.	England
Merrill Lynch Corredores de Bolsa S.A.	Santiago, Chile	Chile
Merrill Lynch Credit Corporation	Jacksonville, FL	Delaware
Merrill Lynch Credit Products, LLC	New York, NY	Delaware

Name	Location	Jurisdiction
Merrill Lynch Credit Reinsurance Limited	Hamilton, Bermuda	Bermuda
Merrill Lynch Defease HoldCo, LLC	New York, NY	Delaware
Merrill Lynch Depositor, Inc.	New York, NY	Delaware
Merrill Lynch Derivative Products AG	Zurich, Switzerland	Switzerland
Merrill Lynch Diversified Investments, LLC	New York, NY	Delaware
Merrill Lynch Diversified Opportunity Fund LLC	New York, NY	Delaware
Merrill Lynch Equities (Australia) Limited	Sydney, Australia	Australia
Merrill Lynch Equities Limited	London, U.K.	England
Merrill Lynch Equity S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Espanola Agencia de Valores S.A.	Madrid, Spain	Spain
Merrill Lynch Europe Funding	London, U.K.	England
Merrill Lynch Europe Intermediate Holdings	London, U.K.	England
Merrill Lynch Europe Liquidity Company Limited	London, U.K.	England
Merrill Lynch Europe Limited	London, U.K.	England
Merrill Lynch Europe Ltd.	New York, NY	Cayman Islands
Merrill Lynch Europe S.A.	New York, NY	Panama
Merrill Lynch European Asset Holdings Inc.	New York, NY	Delaware
Merrill Lynch Far East Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Fiduciary Services, Inc.	Pennington, NJ	New York
Merrill Lynch Finance (Australia) Pty Limited	Sydney, Australia	Australia
Merrill Lynch Financial Assets Inc.	Toronto, Ontario, Canada	Canada
Merrill Lynch Financial Markets, Inc.	New York, NY	Delaware
Merrill Lynch Financial Services Limited	Dublin, Ireland	Ireland
Merrill Lynch Fortress Partners Fund LLC	New York, NY	Delaware
Merrill Lynch Fortress Partners Offshore Fund, LP	New York, NY	Cayman Islands
Merrill Lynch France SAS	Paris, France	France
Merrill Lynch Fund Investors Inc.	New York, NY	Delaware
Merrill Lynch Funding Corporation	New York, NY	California
Merrill Lynch Futures (Hong Kong) Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch GENCO II, LLC	New York, NY	Delaware
Merrill Lynch GENCO, LLC	New York, NY	Delaware
Merrill Lynch Gestion, S.G.I.I.C., S.A.	Madrid, Spain	Spain
Merrill Lynch Gilts Holdings Limited	London, U.K.	England
Merrill Lynch Gilts Investments Limited	London, U.K.	England
Merrill Lynch Gilts (Nominees) Limited	London, U.K.	England
Merrill Lynch Global Asset Management Limited	London, U.K.	England
Merrill Lynch Global Capital, L.L.C.	New York, NY	Delaware
Merrill Lynch Global Emerging Markets Partners II, LLC	New York, NY	Delaware
Merrill Lynch Global Emerging Markets Partners, L.P.	New York, NY	Delaware
Merrill Lynch Global Emerging Markets Partners, LLC	New York, NY	Delaware
Merrill Lynch Global Private Equity (Asia) Ltd.	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Global Private Equity (Australia) Pty Limited	Sydney, Australia	Australia
Merrill Lynch Global Private Equity, Inc.	New York, NY	Delaware
Merrill Lynch Global Real Estate Opportunity Fund, LLC	New York, NY	Delaware
Merrill Lynch Global Services Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch Government Securities Inc.	New York, NY	Delaware
Merrill Lynch Government Securities of Puerto Rico, Inc.	New York, NY	Puerto Rico
Merrill Lynch GP Inc.	New York, NY	Delaware
Merrill Lynch Group Financing, LLC	New York, NY	Delaware
Merrill Lynch Group Holdings I, L.L.C.	New York, NY	Delaware
Merrill Lynch Group Holdings II, L.L.C.	New York, NY	Delaware
Merrill Lynch Group Holdings III, L.L.C.	New York, NY	Delaware
Merrill Lynch Group Holdings IV, L.L.C.	New York, NY	Delaware
Merrill Lynch Group Holdings Limited	Dublin, Ireland	Ireland

Name	Location	Jurisdiction
Merrill Lynch Group, Inc.	Charlotte, NC	Delaware
Merrill Lynch HK Services Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Holdings Latin America 1, LLC	New York, NY	Delaware
Merrill Lynch Holdings Latin America 2, LLC	New York, NY	Delaware
Merrill Lynch Holdings Latin America 3, LLC	New York, NY	Delaware
Merrill Lynch Holdings Latin America 4, LLC	New York, NY	Delaware
Merrill Lynch Holdings Latin America 5, LLC	New York, NY	Delaware
Merrill Lynch Holdings Latin America, Inc.	New York, NY	Cayman Islands
Merrill Lynch Holdings Limited	New York, NY	England
Merrill Lynch Holdings (Mauritius)	Port Louis, Mauritius	Mauritius
Merrill Lynch Hopewell LLC	Pennington, NJ	Delaware
Merrill Lynch, Hubbard Inc.	New York, NY	Delaware
Merrill Lynch Icahn Partners Fund LLC	New York, NY	Delaware
Merrill Lynch Icahn Partners Ltd.	New York, NY	Cayman Islands
Merrill Lynch Insurance Group, Inc.	Pennington, NJ	Delaware
Merrill Lynch Insurance Group Services, Inc.	Jacksonville, FL	Delaware
Merrill Lynch International	London, U.K.	England
Merrill Lynch International (Australia) Ltd	Sydney, Australia	Australia
Merrill Lynch International Bank Limited	Dublin, Ireland	Ireland
Merrill Lynch International Capital Management (Guernsey) Limited	Guernsey, Channel Islands	Guernsey
Merrill Lynch International & Co. C.V.	Curacao, Netherlands Antilles	Netherlands Antilles
Merrill Lynch International Finance (Cayman) Ltd.	Grand Cayman, Cayman Islands	Cayman Islands
Merrill Lynch International Finance, Inc.	New York, NY	New York
Merrill Lynch International Holdings Inc.	New York, NY	Delaware
Merrill Lynch International Incorporated	New York, NY	Delaware
Merrill Lynch International Management Limited	Hamilton, Bermuda	Bermuda
Merrill Lynch International Services Limited	Toronto, Ontario, Canada	Canada
Merrill Lynch Investment Holdings (Mauritius) Limited	Port Louis, Mauritius	Mauritius
Merrill Lynch Investment Managers (Finance) Limited	London, U.K.	England
Merrill Lynch Investment Managers Group Services Limited	London, U.K.	England
Merrill Lynch Investment Managers Holdings B.V.	Amsterdam, The Netherlands	Netherlands
Merrill Lynch Investment Managers, L.P.	New York, NY	Delaware
Merrill Lynch Islands Limited	Grand Cayman, Cayman Islands	Cayman Islands
Merrill Lynch Israel Ltd.	Luxembourg, Luxembourg	Israel
Merrill Lynch Japan Finance Co., Ltd.	Tokyo, Japan	Japan
Merrill Lynch Japan Securities Co., Ltd.	Tokyo, Japan	Japan
Merrill Lynch (Jersey) Holdings Limited	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch JPNDC, Inc.	New York, NY	Delaware
Merrill Lynch KECALP International, L.P. 1997	New York, NY	Cayman Islands
Merrill Lynch KECALP International, L.P. 1999	New York, NY	Cayman Islands
Merrill Lynch KECALP L.P. 1997	New York, NY	Delaware
Merrill Lynch KECALP L.P. 1999	New York, NY	Delaware
Merrill Lynch, Kingdom of Saudi Arabia Company	Kingdom of Saudi Arabia	Saudi Arabia
Merrill Lynch (KL) Sdn. Bhd.	Penang, Malaysia	Malaysia
Merrill Lynch L.P. Holdings Inc.	New York, NY	Delaware
Merrill Lynch Labuan Holdings Limited	Labuan, Malaysia	Malaysia
Merrill Lynch Life Agency	Pennington, NJ	Oklahoma
Merrill Lynch Life Agency Inc. (Montana)	Pennington, NJ	Montana
Merrill Lynch Life Agency Inc. (Oklahoma)	Pennington, NJ	Oklahoma
Merrill Lynch Life Agency Inc. (Puerto Rico)	Pennington, NJ	Puerto Rico
Merrill Lynch Life Agency Inc. (Virgin Islands)	Pennington, NJ	Virgin Islands
Merrill Lynch Life Agency Inc. (Washington)	Pennington, NJ	Washington
Merrill Lynch Liquidity Portfolio, L.P.	Edinburgh, Scotland	Scotland
Merrill Lynch LLC	Moscow, Russia	Russia

Name	Location	Jurisdiction
Merrill Lynch Luxembourg Capital Funding SARL	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Luxembourg Finance S.A.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Luxembourg Holdings S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Luxembourg Investments S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch (Luxembourg) S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Management GmbH	Frankfurt, Germany	Germany
Merrill Lynch Markets (Australia) Pty. Limited	Sydney, Australia	Australia
Merrill Lynch (Mauritius) Investments Limited	Port Louis, Mauritius	Mauritius
Merrill Lynch MBP Inc.	New York, NY	Delaware
Merrill Lynch Menkul Degerler A.S.	Istanbul, Turkey	Turkey
Merrill Lynch Mexico Holdings 1, LLC	New York, NY	Delaware
Merrill Lynch Mexico Holdings 2, LLC	New York, NY	Delaware
Merrill Lynch Mexico, S.A. de C.V., Casa de Bolsa	Mexico City, Mexico	Mexico
Merrill Lynch Middle East Holding Company	London, U.K.	Delaware
Merrill Lynch Middle East Holdings I, L.L.C.	London, U.K.	Delaware
Merrill Lynch Middle East Holdings II, L.L.C.	London, U.K.	Delaware
Merrill Lynch Middle East Holdings III, L.L.C.	London, U.K.	Delaware
Merrill Lynch Middle East Holdings IV, L.L.C.	London, U.K.	Delaware
Merrill Lynch Money Markets Inc.	New York, NY	Delaware
Merrill Lynch (Montevideo) S.A.	Montevideo, Uruguay	Uruguay
Merrill Lynch Mortgage Capital Inc.	New York, NY	Delaware
Merrill Lynch Mortgage Investors, Inc.	New York, NY	Delaware
Merrill Lynch Mortgage Lending, Inc.	New York, NY	Delaware
Merrill Lynch Mortgage Services Corporation	New York, NY	Delaware
Merrill Lynch Municipal ABS, Inc.	New York, NY	Delaware
Merrill Lynch N.V.	Amsterdam, The Netherlands	Netherlands
Merrill Lynch NMTC Corp.	New York, NY	Delaware
Merrill Lynch Nominees (Hong Kong) Limited	Hong Kong, PRC	Hong Kong, PRC
Merrill Lynch Nominees Limited	London, U.K.	England
Merrill Lynch OCRE General Ltd.	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch OCRE Holdings Ltd.	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch OCRE Jersey Ltd.	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch Participacoes, Financas e Servicos Ltda	Sao Paulo, Brazil	Brazil
Merrill Lynch PCG, Inc.	New York, NY	Delaware
Merrill Lynch, Pierce, Fenner & Smith (Brokers & Dealers)	London, U.K.	England
Merrill Lynch, Pierce, Fenner & Smith (Hellas) E.P.E.	London, U.K.	Greece
Merrill Lynch, Pierce, Fenner & Smith (Middle East) S.A.L.	Beirut, Lebanon	Lebanon
Merrill Lynch, Pierce, Fenner & Smith Belge S.A.	Brussels, Belgium	Belgium
Merrill Lynch, Pierce, Fenner & Smith de Argentina Sociedad Anonima, Financiera, Mobiliaria y de Mandatos	Capital Federal, Argentina	Argentina
Merrill Lynch, Pierce, Fenner & Smith Incorporated	New York, NY	Delaware
Merrill Lynch, Pierce, Fenner & Smith Limited	London, U.K.	England
Merrill Lynch, Pierce, Fenner & Smith SAS	Paris, France	France
Merrill Lynch PNG LNG Corp	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Merrill Lynch Polska Sp. z o.o.	Warsaw, Poland	Poland
Merrill Lynch Portfolio Management Inc.	New York, NY	Delaware
Merrill Lynch Portfolio Managers (Channel Islands) Limited	St. Helier, Jersey, Channel Islands	Jersey
Merrill Lynch Portfolio Managers Limited	London, U.K.	England
Merrill Lynch Princeton Incorporated	New York, NY	Delaware
Merrill Lynch Principal Finance LLC	New York, NY	Delaware
Merrill Lynch Principal Investments Co., Ltd.	Tokyo, Japan	Japan
Merrill Lynch Private (Australia) Limited	Melbourne, Victoria, Australia	Australia
Merrill Lynch Private Capital Inc.	New York, NY	Delaware

Name	Location	Jurisdiction
Merrill Lynch Private Equity Focus Fund, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Focus Fund (Offshore ), L.P.	New York, NY	Cayman Islands
Merrill Lynch Private Equity Fund, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Fund II, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Fund III, LLC	New York, NY	Delaware
Merrill Lynch Private Equity Fund III (Offshore), L.P.	New York, NY	Cayman Islands
Merrill Lynch Private Equity Offshore Fund, L.P.	New York, NY	Cayman Islands
Merrill Lynch Private Equity Offshore Fund II, L.P.	New York, NY	Cayman Islands
Merrill Lynch Professional Clearing Corp.	New York, NY	Delaware
Merrill Lynch Properties Korea L.L.C.	Seoul, Korea	Korea
Merrill Lynch Purchase Price Investment LLC	New York, NY	Delaware
Merrill Lynch Real Estate II Incorporated	New York, NY	Delaware
Merrill Lynch Reinsurance Solutions LTD	Hamilton, Bermuda	Bermuda
Merrill Lynch Representacoes Ltda	Sao Paulo, Brazil	Brazil
Merrill Lynch S.A.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch S.A. Corretora de Titulos e Valores Mobiliarios	Sao Paulo, Brazil	Brazil
Merrill Lynch S.A.M.	Monte Carlo	Monaco
Merrill Lynch Scotland Finance III Limited Partnership	Edinburgh, Scotland	Scotland
Merrill Lynch Securities (Taiwan) Ltd.	Taipei, Taiwan	Taiwan
Merrill Lynch Securities (Thailand) Limited	Bangkok, Thailand	Thailand
Merrill Lynch Settlement Services, Inc.	Jacksonville, FL	Florida
Merrill Lynch SIG Administradora e Gestora de Recursos Ltda.	Sao Paulo, Brazil	Brazil
Merrill Lynch Singapore Commodities Pte. Ltd.	Singapore, Singapore	Singapore
Merrill Lynch (Singapore) Pte Ltd.	Singapore, Singapore	Singapore
Merrill Lynch South Africa (Proprietary) Limited	Gauteng, South Africa	South Africa
Merrill Lynch Specialty Finance LLC	New York, NY	Delaware
Merrill Lynch Srl	Rome, Italy	Italy
Merrill Lynch SSG S.A.R.L.	Luxembourg, Luxembourg	Luxembourg
Merrill Lynch Strategic Investment Advisors Inc.	New York, NY	Delaware
Merrill Lynch Strategic Investments Holdings, LLC-1	New York, NY	Delaware
Merrill Lynch Strategic Investments, LLC-2	New York, NY	Delaware
Merrill Lynch Structured Investments, LLC	New York, NY	Delaware
Merrill Lynch Trust Services S.A.	Geneva, Switzerland	Switzerland
Merrill Lynch UK Finance	London, U.K.	England
Merrill Lynch (UK) Healthcare Trustee Limited	London, U.K.	England
Merrill Lynch UK Holdings	London, U.K.	England
Merrill Lynch (UK) Pension Plan Trustees Limited	London, U.K.	England
Merrill Lynch Valores S.A. Sociedad de Bolsa	Capital Federal, Argentina	Argentina
Merrill Lynch Venture Capital Inc.	New York, NY	Delaware
Merrill Lynch Ventures Administrators, LLC	New York, NY	Delaware
Merrill Lynch Ventures, LLC	New York, NY	Delaware
Merrill Lynch Ventures L.P. 2001	New York, NY	Delaware
Merrill Lynch Yatirim Bank A.S.	Istanbul, Turkey	Turkey
Merrill Lynch/WFC/L, Inc.	New York, NY	New York
Merrill Lynch Zen Asset Finance Fund, Ltd.	New York, NY	Cayman Islands
MerryPlace Development, LLC	Charlotte, NC	Florida
MerryPlace, LLC	Charlotte, NC	Florida
Mership Nominees Limited	London, U.K.	England
MESBIC Ventures, Inc.	Richardson, TX	Texas
Mesirow Access, LLC	New York, NY	Delaware
Mesirow Access, Ltd.	New York, NY	Cayman Islands
Metro Plaza, Inc.	Boston, MA	Massachusetts
Mid-Atlantic Gotham Golf, Inc.	New York, NY	Delaware

Name	Location	Jurisdiction
Middletown Finance, LLC	Charlotte, NC	Delaware
Midland Doherty Realty Inc.	Toronto, Ontario, Canada	Arizona
Midland Walwyn Capital Corporation	Toronto, Ontario, Canada	Delaware
Midland Walwyn Inc.	Toronto, Ontario, Canada	Canada
Midway Road Funding Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Midway Trust	Wilmington, DE	Delaware
Midwest Affordable Housing 1997-1, L.L.C.	Charlotte, NC	Missouri
Midwest Mezzanine Fund III, L.P.	Chicago, IL	Delaware
Mier-Day Properties, LLC	San Francisco, CA	Delaware
Milestone (Cayman) Limited	Grand Cayman, Cayman Islands	Cayman Islands
Mitchell Funding LLC	Charlotte, NC	Delaware
Mitsubishi UFJ Merrill Lynch PB Securities Co., Ltd.	Tokyo, Japan	Japan
MJB Co. Ltd.	Hong Kong, PRC	Thailand
ML 1633 Broadway LLC	New York, NY	Delaware
ML 2003 Alpha LLC	New York, NY	Delaware
ML 2003 Beta LLC	New York, NY	Delaware
ML 35 LLC	New York, NY	Delaware
ML 300 Corporation	Pennington, NJ	Delaware
ML 300 Spear LLC	New York, NY	Delaware
ML Aberdare	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML-AIG Healthcare Trust	New York, NY	Delaware
ML Altaris Health Partners Trust	New York, NY	Delaware
ML Altis FuturesAccess LLC	New York, NY	Delaware
ML Andromeda (Cayman)	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Asian R.E. Fund C.I.M.P., L.P.	New York, NY	Delaware
ML Asian R.E. Fund C.I.P., L.P.	New York, NY	Delaware
ML Asian R.E. Fund C.I.R.P., L.P.	New York, NY	Delaware
ML Asian R.E. Fund (ERISA), L.P.	New York, NY	Cayman Islands
ML Asian R.E. Fund (Germany) L.P.	New York, NY	England
ML Asian R.E. Fund GP, L.L.C.	New York, NY	Delaware
ML Asian R.E. Fund II GP, L.L.C.	New York, NY	Delaware
ML Asian R.E. Fund GP, L.P.	New York, NY	Cayman Islands
ML Asian R.E. Fund II GP, L.P.	New York, NY	Cayman Islands
ML Asian R.E. Fund ML C.I., L.P.	New York, NY	England
ML Asian R.E. Fund (ML), L.P.	New York, NY	England
ML Asian R.E. Fund II (ML), L.P.	New York, NY	England
ML Asian Real Estate Opportunity (Offshore), L.P.	New York, NY	Cayman Islands
ML Asian Real Estate Opportunity Trust	New York, NY	Delaware
ML Aspect FuturesAccess LLC	New York, NY	Delaware
ML Aspect FuturesAccess Ltd	New York, NY	Cayman Islands
ML Asset Backed Corporation	New York, NY	Delaware
ML Asset Holdings LLC	Wilmington, DE	Delaware
ML Banderia Cayman BRL Inc.	New York, NY	Cayman Islands
ML Basil Trust	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML-BCP V (Offshore), L.P.	New York, NY	Cayman Islands
ML-BCP V Trust	New York, NY	Delaware
ML BCV Two Hotels LLC	New York, NY	Delaware
ML Beech	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML BlueTrend FuturesAccess LLC	New York, NY	Delaware
ML Bosphorus Holdings LLC	Wilmington, DE	Delaware
ML Bosphorus RE Holdings Jersey I Ltd.	St. Helier, Jersey, Channel Islands	Jersey
ML BREP Member LLC	New York, NY	Delaware
ML BREP MM LLC	New York, NY	Delaware
ML Bullseye PGP LLC	New York, NY	Delaware

Name	Location	Jurisdiction
ML Cable Holdings Limited	London, U.K.	England
ML Cable Investments 1 Limited	London, U.K.	England
ML Cable Investments 2 Limited	London, U.K.	England
ML Cable Investments 3 Limited	London, U.K.	England
ML CAM Jersey Limited	Pennington, NJ	Jersey
ML Canary (Cayman)	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML CAP III (Offshore), L.P.	New York, NY	Cayman Islands
ML CAP III Trust	New York, NY	Delaware
ML Cardiff Holdings Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Cardiff Jersey Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Cayman 2003 Holding Corp.	New York, NY	Cayman Islands
ML Cayman 2003 Investor Corp.	New York, NY	Cayman Islands
ML Cayman Holdings Inc.	New York, NY	Delaware
ML Cayman Positions, Ltd.	New York, NY	Cayman Islands
ML Chestnut	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML City Center LLC	New York, NY	Delaware
ML-Clayton, Dubilier & Rice Trust	New York, NY	Delaware
ML Compayne	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Cortlandt Realty Corporation	New York, NY	Delaware
ML Credit Investments Series 2008-1 Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Credit Investments Series 2008-2 Limited	St. Helier, Jersey, Channel Islands	Jersey
ML-Crimson (Offshore), L.P.	New York, NY	Cayman Islands
ML Cruzeiro Cayman BRL Inc.	New York, NY	Cayman Islands
ML-CSP II Trust	New York, NY	Delaware
ML-CSP II-A Trust	New York, NY	Delaware
ML-CSP II (Offshore), L.P.	New York, NY	Cayman Islands
ML Dover Properties, Inc.	New York, NY	Delaware
ML-Elevation (Offshore), L.P.	New York, NY	Cayman Islands
ML-Elevation Trust	New York, NY	Delaware
ML EMEA Holdings II LLC	New York, NY	Delaware
ML EMEA Holdings LLC	New York, NY	Delaware
ML EMGF Mosel S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Employees LBO Managers, Inc.	New York, NY	Delaware
ML Energy Fund Management, LLC	New York, NY	Delaware
ML Energy Investment Corp.	Grand Cayman, Cayman Islands	Cayman Islands
ML Energy Investment Fund Upstream (PNG) Pty Ltd	Sydney, NSW, Australia	Australia
ML Energy Partners, LLC	Houston, TX	Delaware
ML Equity Holdings LLC	New York, NY	Delaware
ML Equity Solutions Jersey Limited	St. Helier, Jersey, Channel Islands	Jersey
ML European Asian R.E. Fund U.S. Investment Advisor, L.L.C.	New York, NY	Delaware
ML European R.E. Fund ML C.I., L.P.	New York, NY	England
ML European R.E. Fund (ML), L.P.	New York, NY	England
ML Film Entertainment International Inc.	New York, NY	Delaware
ML Florido Cayman MX Inc.	New York, NY	Cayman Islands
ML Fund Administrators Inc.	New York, NY	Delaware
ML GBP Hold Co LLC	New York, NY	Delaware
ML GBP Investments, Inc.	New York, NY	Delaware
ML GCRE GP, L.L.C.	New York, NY	Delaware
ML GCRE IBK LLC	New York, NY	Delaware
ML GCRE LPH LLC	New York, NY	Delaware
ML Global Investments Ltd.	New York, NY	Cayman Islands
ML Global Private Equity Fund, L.P.	New York, NY	Cayman Islands
ML Global Private Equity Partners, L.P.	New York, NY	Cayman Islands
ML Hannibal Properties Corp.	New York, NY	Delaware

Name	Location	Jurisdiction
ML Hayden Trust	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Hedge Fund Ventures	New York, NY	Cayman Islands
ML Hedge Fund Ventures II	New York, NY	Cayman Islands
ML-Hicks Muse Trust	New York, NY	Delaware
ML Hillyer, LLC	New York, NY	Delaware
ML Houston GP, Inc.	New York, NY	Delaware
ML Houston Ltd.	New York, NY	Texas
ML Houston Mezz LLC	New York, NY	Delaware
ML IBK Positions, Inc.	New York, NY	Delaware
ML Infrastructure Holdings II Ltd.	New York, NY	Cayman Islands
ML Infrastructure Holdings LLC	New York, NY	Delaware
ML Infrastructure Holdings Ltd.	New York, NY	Cayman Islands
ML Infrastructure Holdings S.ar.l.	New York, NY	Luxembourg
ML Insurance (IOM) Limited	Douglas, Isle of Man	Isle of Man
ML Invest Finance, L.L.C.	New York, NY	Delaware
ML Invest Holdings	London, U.K.	England
ML Invest, Inc.	New York, NY	Delaware
ML Invest Scotland Finance Limited Partnership	Edinburgh, Scotland	Scotland
ML John Locke FuturesAccess LLC	New York, NY	Delaware
ML Knight 2003 Holding Corp.	New York, NY	Cayman Islands
ML Knight 2003 Investor Corp.	New York, NY	Cayman Islands
ML Larch	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Lareh Asset Manager LLC	New York, NY	Delaware
ML Lareh Member LLC	New York, NY	Delaware
ML Lareh MM LLC	New York, NY	Delaware
ML LCI Asia L.P.	New York, NY	Cayman Islands
ML LCI Europe L.P.	New York, NY	England
ML Leasing Equipment Corp.	New York, NY	Delaware
ML Leasing Servicing, Inc.	New York, NY	Delaware
ML-Lee Internet Trust	New York, NY	Delaware
ML-Lehman Crossroads XVIII (Offshore), L.P.	New York, NY	Cayman Islands
ML-Lehman Crossroads XVIII Trust	New York, NY	Delaware
ML Life Agency Inc. (Texas)	Pennington, NJ	Texas
ML Liquidity Portfolio LLC	New York, NY	Delaware
ML MBF GP, Ltd.	New York, NY	Cayman Islands
ML MBS Services Limited	London, U.K.	England
ML Media Management Inc.	New York, NY	Delaware
ML Mezzanine II, Inc.	New York, NY	Delaware
ML Mosel Holdings Gibraltar Ltd.	Gibraltar, Gibraltar	Gibraltar
ML Mosel Holdings Luxembourg S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Newcastle (Gibraltar) Limited	Gibraltar, Gibraltar	Gibraltar
ML Newcastle Investments Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Newcastle Issuer S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Newcastle Luxembourg S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML North Cove Fund Ltd.	New York, NY	Cayman Islands
ML Nuveen Co-Invest, Ltd.	New York, NY	Cayman Islands
ML Observatory Trust	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Onyx Properties Corp.	New York, NY	Delaware
ML Palm, LLC	New York, NY	Delaware
ML Petrie Parkman Co., Inc.	New York, NY	Delaware
ML Phoenix Inns LLC	New York, NY	Delaware
ML Phoenix Manager LLC	New York, NY	Delaware
ML Pine	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Plainsboro Limited Partnership	Pennington, NJ	New Jersey

Name	Location	Jurisdiction
ML Ponserv Inc.	New York, NY	Delaware
ML Pontiac Properties Corp.	New York, NY	Michigan
ML Pref LLC	New York, NY	Delaware
ML Pref Member LLC	New York, NY	Delaware
ML Priory	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Private Equity Offshore Ltd.	New York, NY	Cayman Islands
ML Private Finance LLC	New York, NY	Delaware
ML Ray Co-Investor GP Ltd.	New York, NY	Cayman Islands
ML Ray Investor GP Ltd.	New York, NY	Cayman Islands
ML Ray Investor, L.P.	New York, NY	Cayman Islands
ML Ray Investor S.a.r.L.	New York, NY	Luxembourg
ML Rowley	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Salinas Cayman MX Inc.	New York, NY	Cayman Islands
ML SB Girvin Plaza, LLC	New York, NY	Delaware
ML SB Lodge North Investors	New York, NY	Delaware
ML Select Futures I L.P.	New York, NY	Delaware
ML Select Futures Ltd.	New York, NY	Cayman Islands
ML-Silver Lake III (Offshore), L.P.	New York, NY	Cayman Islands
ML-Silver Lake Offshore Partners, L.P.	New York, NY	Cayman Islands
ML-Silver Lake Special Trust	New York, NY	Delaware
ML-Silver Lake Trust	New York, NY	Delaware
ML-Silver Lake Trust II	New York, NY	Delaware
ML-Silver Lake Trust II (Offshore), L.P.	New York, NY	Cayman Islands
ML Spider	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML ST/PCV LLC	New York, NY	Delaware
ML Stonelake Asset Manager LLC	New York, NY	Delaware
ML Stonelake GP LLC	New York, NY	Delaware
ML Stonelake LP	New York, NY	Delaware
ML Systematic Momentum FuturesAccess, LLC	New York, NY	Delaware
ML Systematic Momentum FuturesAccess, Ltd.	New York, NY	Cayman Islands
ML Tate Financing Co.	New York, NY	Delaware
ML Taurus, Inc.	New York, NY	Delaware
ML Terrano, LLC	New York, NY	Delaware
ML-Thomas H Lee Equity Fund VI (Offshore), L.P.	New York, NY	Cayman Islands
ML-Thomas H Lee Equity Fund VI Trust	New York, NY	Delaware
ML Tonala Cayman MX Inc.	New York, NY	Cayman Islands
ML Tower Trust	George Town, Grand Cayman, Cayman Is.	Cayman Islands
ML Transtrend DTP Enhanced FuturesAccess LLC	New York, NY	Delaware
ML Trend Following Futures Fund LP	New York, NY	Cayman Islands
ML Trend Following Futures Ltd.	New York, NY	Cayman Islands
ML Ubase Holdings Co., Ltd.	Labuan, East Malaysia	Malaysia
ML UK Capital Holdings	London, U.K.	England
ML UK Funding Limited	London, U.K.	England
ML UK Services Limited	London, U.K.	Cayman Islands
ML Umbrella FCP	Paris, France	France
ML Veda Co-Invest, Ltd.	New York, NY	Cayman Islands
ML VI Hotel Co LLC	New York, NY	Virgin Islands
ML Viola, LLC	New York, NY	Delaware
ML Walton Street Trust	New York, NY	Delaware
ML-Warburg Pincus II (Offshore), L.P.	New York, NY	Cayman Islands
ML-Warburg Pincus III (Offshore), L.P.	New York, NY	Cayman Islands
ML-Warburg Pincus Trust	New York, NY	Delaware
ML-Warburg Pincus Trust II	New York, NY	Delaware
ML-Warburg Pincus Trust III	New York, NY	Delaware

Name	Location	Jurisdiction
ML-Welsh Carson Anderson & Stowe (Offshore), L.P.	New York, NY	Cayman Islands
ML-Welsh Carson Anderson & Stowe Trust	New York, NY	Delaware
ML Whitby (Gibraltar) Limited	Gibraltar, Gibraltar	Gibraltar
ML Whitby Investments Limited	St. Helier, Jersey, Channel Islands	Jersey
ML Whitby Issuer S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Whitby Luxembourg S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
ML Windy City Investments Holdings, L.L.C.	New York, NY	Delaware
ML Winton FuturesAccess LLC	New York, NY	Delaware
ML Winton FuturesAccess Ltd	New York, NY	Cayman Islands
ML-WP Trust IV	New York, NY	Delaware
ML-WP X Trust	New York, NY	Delaware
MLAE Nominees Pty Limited	Sydney, NSW, Australia	Australia
MLBC, Inc.	Chicago, IL	Delaware
MLBUSA Community Development Corp.	New York, NY	Delaware
MLBUSA Funding Corporation	Salt Lake City, UT	Delaware
MLCI Holdings, Inc.	Houston, TX	Delaware
MLCP Partners LLC	Charlotte, NC	Delaware
MLDP Holdings, Inc.	New York, NY	Delaware
MLEIH Funding	London, U.K.	England & Wales
MLEQ Nominees Pty Limited	Sydney, NSW, Australia	Australia
MLFS Hold Co A Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
MLFS Hold Co LLC	Wilmington, DE	Delaware
MLGP Urban Renewal LLC	Pennington, NJ	New Jersey
MLGPE A-Re, L.P.	New York, NY	Cayman Islands
MLGPE Associates III L.P.	New York, NY	Cayman Islands
MLGPE Delaware LLC	New York, NY	Delaware
MLGPE Fund International II, L.P.	New York, NY	Cayman Islands
MLGPE Fund US Alternative, L.P.	New York, NY	Delaware
MLGPE Fund US II, L.P.	New York, NY	Delaware
MLGPE HK GP Limited	Hong Kong, PRC	Hong Kong
MLGPE International Capital Ltd.	New York, NY	Cayman Islands
MLGPE International Strategies Ltd.	New York, NY	Cayman Islands
MLGPE Investors, L.P.	New York, NY	Cayman Islands
MLGPE Ltd.	New York, NY	Cayman Islands
MLGPE Partners II, L.P.	New York, NY	Cayman Islands
MLGPE US Capital LLC	New York, NY	Delaware
MLGPE US Strategies LLC	New York, NY	Delaware
MLGPI Holdings B.V.	Amsterdam, The Netherlands	Netherlands
MLH Group Inc.	New York, NY	Delaware
MLH Merger Corporation	New York, NY	New York
MLHC, Inc.	New York, NY	Delaware
MLHM, Inc.	New York, NY	California
MLHQ, LLC	New York, NY	Delaware
MLHRE Incorporated	New York, NY	Delaware
mlib (historic)	London, U.K.	England
MLIM Administration, L.P.	New York, NY	Delaware
MLIM Capital Limited	London, U.K.	England
MLIM Investments Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
MLIS Limited	London, U.K.	England
MLMBCAV, Inc.	New York, NY	Delaware
MLMCI Ohio, Inc.	New York, NY	Ohio
MLMCI, LLC	New York, NY	Delaware
MLML Subdebt Holding LLC	New York, NY	Delaware
MLOC European Real Estate S.a.r.l.	Luxembourg, Luxembourg	Luxembourg

Name	Location	Jurisdiction
MLOCG European Real Estate S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
MLP Nominees Pty Limited	Melbourne, Victoria, Australia	Australia
MLPF&SH Limited	London, U.K.	United Kingdom
MLRE II Incorporated	New York, NY	Delaware
MMoney, LLC	San Francisco, CA	Delaware
MMovie Star Movie, LLC	San Francisco, CA	Delaware
MNB Smartcard Technologies, Inc.	Farmington Hills, MI	Michigan
Mohawk River Funding II, L.L.C.	Houston, TX	Delaware
Monarch Debt Recovery Participation Fund LLC	New York, NY	Delaware
Monarch Debt Recovery Participation Fund LTD.	New York, NY	Cayman Islands
Mortgage & Auto Solutions, Inc.	Dallas, TX	Texas
Mortgage Equity Conversion Asset Corporation	Wilmington, DE	Delaware
Mortgage Holdings Limited	London, U.K.	England
Mortgages 1 Limited	London, U.K.	England
Mortgages 2 Limited	London, U.K.	England
Mortgages 3 Limited	London, U.K.	England
Mortgages 4 Limited	London, U.K.	England
Mortgages 5 Limited	London, U.K.	England
Mortgages 6 Limited	London, U.K.	England
Mortgages 7 Limited	London, U.K.	England
Mortgages plc	London, U.K.	England
Muirfield Trading LLC	Charlotte, NC	Delaware
Multi-Family Housing Investment Fund I, LLC	Charlotte, NC	North Carolina
Murry Park, Inc.	Charlotte, NC	Delaware
N.B. (Bahamas) Ltd.	Nassau, Bahamas	Bahamas
N.Y. Nominees Limited	London, U.K.	England
NationsBanc Leasing & R.E. Corporation	Charlotte, NC	Delaware
NationsCredit Financial Services Corporation	Jacksonville, FL	North Carolina
NationsCredit Insurance Agency, Inc.	Jacksonville, FL	Pennsylvania
NB Capital Trust II	Charlotte, NC	Delaware
NB Capital Trust III	Charlotte, NC	Delaware
NB Capital Trust IV	Charlotte, NC	Delaware
NB Finance Lease, Inc.	San Francisco, CA	Delaware
NB Funding Company LLC	Charlotte, NC	Delaware
NB Holdings Corporation	Charlotte, NC	Delaware
NB International Finance B.V.	Amsterdam, The Netherlands	Netherlands
NB Partner Corp.	Charlotte, NC	Delaware
NBCDC Osborne, Inc.	Tampa, FL	Florida
NEBACO, INC.	Charlotte, NC	Nevada
Neptune 1, LLC	New York, NY	Delaware
NeSBIC Buy Out Fund Invest VII B.V.	Utrecht, The Netherlands	Netherlands
Nevis Investments Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Newark Lane Pty Limited	Charlotte, NC	Australia
Newcastle Capital Ireland Limited	Dublin, Ireland	Ireland
Newfound Bay Limited	Luxembourg, Luxembourg	United Kingdom
Newland Lane Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Newport Insurance Company	Irvine, CA	Arizona
Newport Management Corporation	Irvine, CA	California
Nexstar Financial Corporation	Saint Charles, MO	Delaware
NFA Funding LLC	New York, NY	Delaware
Nightingale Lane Pty Limited	Charlotte, NC	Australia
Nihonbashi Loan Service Corporation	Tokyo, Japan	Japan
Nihonbashi Residential Mortgage Corporation	Tokyo, Japan	Japan
Nippon Holdings, LLC	New York, NY	Delaware

Name	Location	Jurisdiction
NMS Capital, L.P.	Chicago, IL	Delaware
NMS Investment Holdings, LLC	New York, NY	Delaware
NMS Services (Cayman) Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
NMS Services, Inc.	New York, NY	Delaware
NMS/Oak VIII, LLC	San Francisco, CA	Delaware
Norstar Venture Partners I	Providence, RI	Delaware
North Cove CDO II, LTD.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
North East Hillcroft, Inc.	Providence, RI	Texas
Northam Lane Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
NorthEnd Advisor Managing Member LLC	New York, NY	Delaware
NorthEnd Holding Company LLC	New York, NY	Delaware
NorthEnd Income Property Trust, Inc.	New York, NY	Maryland
NorthEnd Operating Partnership LP	New York, NY	Delaware
NorthEnd Realty Advisors LLC	New York, NY	Delaware
Northern Antelope Holdings, Inc.	New York, NY	Delaware
NorthRoad Capital Management LLC	New York, NY	New York
Norton Golf LLC	Boston, MA	Delaware
NPC Internacional S.A. de C.V.	Juarez, Mexico	Mexico
NYSCRF Pioneer Partnership Fund A, L.P.	Chicago, IL	Delaware
Oak V Distressed Participation Fund (Fund) Offshore, L.P.	New York, NY	Cayman Islands
Oak V Distressed Participation Trust	New York, NY	Delaware
Oakridge Pines, LLC	Tampa, FL	Florida
O’Connor European Property Partners, L.P.	Wilmington, DE	Delaware
Oechsle International Advisors, LLC	Boston, MA	Delaware
Oldland Lane Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
One Bryant Park LLC	New York, NY	Delaware
Onslow Finance LLC	Charlotte, NC	Delaware
OOO Merrill Lynch Securities	Moscow, Russia	Russia
Orta S.r.l.	Rome, Italy	Italy
Ortensia S.r.l.	Rome, Italy	Italy
Oshkosh/McNeilus Financial Services Partnership	Dodge Center, MN	California
Otter Lake Funding LLC	Charlotte, NC	Delaware
OZDPII Access LLC	New York, NY	Delaware
OZOFII Access Ltd.	New York, NY	Cayman Islands
Pacesetter SBIC Fund, Inc.	Richardson, TX	Texas
Pacesetter/MVHC, Inc.	Richardson, TX	Texas
Panchshil Techpark Private Limited	Mumbai, India	India
Paneldeluxe Company Limited	Chester, England	England
Paradise Funding, Ltd.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Paradise Urban Investments, LLC	Dallas, TX	Arizona
Paramount Nominees Limited	London, U.K.	England
Pariter Solutions, LLC	San Francisco, CA	Delaware
Park Granada LLC	Calabasas, CA	Delaware
Park Monaco Inc.	Calabasas, CA	Delaware
Park Sienna LLC	Calabasas, CA	Delaware
Parkside Residential LLC	Washington, DC	District of Columbia
Parkside Senior Housing LLC	Washington, DC	District of Columbia
Paulson Access LLC	New York, NY	Delaware
Paulson Access II LLC	New York, NY	Delaware
Paulson Access LTD.	New York, NY	Cayman Islands
Paulson Advantage Access LLC	New York, NY	Delaware
Paulson Advantage Access II LLC	New York, NY	Delaware
Paulson Advantage Access III LLC	New York, NY	Delaware
Paulson Advantage Access, Ltd.	New York, NY	Cayman Islands

Name	Location	Jurisdiction
Paulson Gold Participation LLC	New York, NY	Delaware
Paulson Gold Participation Ltd.	New York, NY	Cayman Islands
Paulson Recovery Participation Fund, LLC	New York, NY	Delaware
Paulson Recovery Participation Fund II, LLC	New York, NY	Delaware
Paulson Recovery Participation Fund Ltd.	New York, NY	Cayman Islands
PC Dallas Holdings, LP	Dallas, TX	Texas
PC/Flowers I Inc.	New York, NY	Texas
PC/Flowers Inc.	New York, NY	Texas
Peapack Properties Corp.	New York, NY	Delaware
Peninsula Capital Corporation	Seoul, Korea	Korea
Perissa LLC	San Francisco, CA	Delaware
Permal Access LLC	New York, NY	Delaware
Permal PIH Access, Ltd.	New York, NY	Cayman Islands
Piccadilly Financing LLC	Charlotte, NC	Delaware
Pilot Financial Corp.	Blue Bell, PA	Pennsylvania
Pine Harbour S.a r.l.	Luxembourg, Luxembourg	Luxembourg
Pinehurst Trading, Inc.	Charlotte, NC	Delaware
Pinot IV, LLC	New York, NY	Delaware
Pinyon Holdings, Inc.	Charlotte, NC	Delaware
Pinyon Park LLC	Charlotte, NC	Delaware
PJM Office Building, LLC	Baltimore, MD	Maryland
PJM Retail Center, LLC	Baltimore, MD	Maryland
Plano Partners	Charlotte, NC	Delaware
Pluto 1, LLC	New York, NY	Delaware
Post Access LLC	New York, NY	Delaware
Post Access LTD.	New York, NY	Cayman Islands
Powergate Associates Limited	Amsterdam, The Netherlands	United Kingdom
PPC, LLC	New York, NY	Colorado
PPM Monarch Bay Funding LLC	Charlotte, NC	Delaware
PPM Shadow Creek Funding LLC	Charlotte, NC	Delaware
PPM Spyglass Funding Trust	Wilmington, DE	Delaware
Premium Credit Limited	Epsom, United Kingdom	England
Prime Asset Custody Transfers Limited	London, U.K.	United Kingdom
Princeton Retirement Group, Inc., The	Atlanta, GA	Delaware
Princeton Services, Inc.	New York, NY	Delaware
Private Equity Portfolio Fund, LLC	Boston, MA	Delaware
Private Equity Portfolio Fund II, LLC	Boston, MA	Delaware
Private Equity Portfolio Fund III, LLC	Boston, MA	Delaware
Private Equity Portfolio Technology Fund, LLC	Boston, MA	Delaware
PRLAP, Inc. (Alaska Corporation)	Juneau, AK	Alaska
PRLAP, Inc. (Missouri Corporation)	Clayton, MO	Missouri
PRLAP, Inc. (North Carolina Corporation)	Charlotte, NC	North Carolina
PRLAP, Inc. (Tennessee Corporation)	Knoxville, TN	Tennessee
PRLAP, Inc. (Texas Corporation)	Dallas, TX	Texas
PRLAP, Inc. (Virginia Corporation)	Richmond, VA	Virginia
PRLAP, Inc. (Washington Corporation)	Seattle, WA	Washington
Progress Capital Trust I	Blue Bell, PA	Delaware
Progress Capital Trust II	Blue Bell, PA	Delaware
Progress Capital Trust III	Blue Bell, PA	Delaware
Progress Capital Trust IV	Blue Bell, PA	Delaware
Progress Capital, Inc.	Boston, MA	Delaware
Prontco Pty Limited	Sydney, New South Wales, Australia	Australia
Propco Bridge LLC	New York, NY	Delaware
PT Merrill Lynch Indonesia	Jakarta, Indonesia	Indonesia

Name	Location	Jurisdiction
Pydna Corporation	San Francisco, CA	Delaware
Quality Properties Asset Management Company	Chicago, IL	Illinois
Raintree Trading LLC	Charlotte, NC	Delaware
ReconTrust Company, National Association	Simi Valley, CA	United States of America
Red Fox Funding LLC	Charlotte, NC	Delaware
Red River Holdings Limited	Grand Cayman, Cayman Islands	Cayman Islands
Red River Park, Inc.	Charlotte, NC	Delaware
Regent Street II, Inc.	Charlotte, NC	Delaware
Relative Value HedgeAccess Ltd.	New York, NY	Cayman Islands
Relative Value Opportunities Ltd.	New York, NY	Cayman Islands
Renaissance Access LLC	New York, NY	Delaware
Renaissance Access II LLC	New York, NY	Delaware
Renaissance Access III LLC	New York, NY	Delaware
Renaissance Access IV LLC	New York, NY	Delaware
Renaissance Access V LLC	New York, NY	Delaware
Renaissance Access LTD.	New York, NY	Cayman Islands
Resort Funding LLC	Syracuse, NY	Delaware
Richard III, LLC	New York, NY	Delaware
RIHT Life Insurance Company	Phoenix, AZ	Arizona
Riley Chase Apartments, LLC	Tampa, FL	Florida
Ritchie Court M Corporation	Baltimore, MD	Maryland
Riverfalls Urban Investments, LLC	Dallas, TX	Texas
Riviera Funding LLC	Charlotte, NC	Delaware
Robeco-Sage Access LLC	New York, NY	Delaware
Robeco-Sage Access, Ltd.	New York, NY	Cayman Islands
Robertson Stephens Capital Markets Holdings Ltd.	Tel Aviv, Israel	Israel
Robertson Stephens Group, Inc.	San Francisco, CA	Delaware
Robertson Stephens International Holdings, Inc.	San Francisco, CA	Delaware
Robertson Stephens International, Ltd.	London, U.K.	United Kingdom
Rockett, LLC, The	San Francisco, CA	Delaware
ROP Investments Limited	Grand Cayman, Cayman Islands	Cayman Islands
Rosebank Meadows Subdivision, LLC	Nashville, TN	Tennessee
Rosedale General Partner, LLC	Baltimore, MD	Maryland
Rosedale Terrace Limited Partnership	Baltimore, MD	Maryland
Roszel Advisors, LLC	Pennington, NJ	Delaware
S.N.C. Nominees Limited	London, U.K.	England
SA Mortgage Services, LLC	Thousand Oaks, CA	Delaware
Salem Lafayette Development LLC	Boston, MA	Massachusetts
Saturn 1, LLC	New York, NY	Delaware
Sauternes V, LLC	New York, NY	Delaware
Sawgrass Trading LLC	Charlotte, NC	Delaware
SB Holdings, Inc.	Charlotte, NC	Delaware
SCCP I GP, LLC	Baltimore, MD	Delaware
SCI Holdings Corporation	Baltimore, MD	Virginia
SCIC Properties, LLC	Baltimore, MD	Maryland
SCIC Riverwalk, LLC	Baltimore, MD	Maryland
SCIC San Antonio II, LLC	Baltimore, MD	Maryland
Sealion Nominees Limited	London, U.K.	Delaware
Second Step Asset Management Company	Baltimore, MD	Maryland
Security Pacific Capital Leasing Corporation	San Francisco, CA	Delaware
Security Pacific EuroFinance Holdings, Inc.	San Francisco, CA	Delaware
Security Pacific EuroFinance, Inc.	San Francisco, CA	Delaware
Security Pacific Hong Kong Holdings Limited	Hong Kong, PRC	Hong Kong
Security Pacific Housing Services, Inc.	San Diego, CA	Delaware

Name	Location	Jurisdiction
Security Pacific Lease Finance (Europe) Inc.	San Francisco, CA	Delaware
Seminole Funding LLC	Charlotte, NC	Delaware
Service-Wright Corporation	Washington, DC	Maryland
Seville Urban Investments, LLC	Dallas, TX	Texas
Siltex Properties Corp.	New York, NY	Delaware
Silver Peak REIT, Inc.	Charlotte, NC	Delaware
Silverado I BT	Charlotte, NC	Nevada
Silvertree Australian Investments Pty Limited	Sydney, New South Wales, Australia	Australia
Silverwood (FP) Limited	London, U.K.	Cayman Islands
Sirios Access LLC	New York, NY	Delaware
Sirios Access Ltd.	New York, NY	Cayman Islands
Sky Financial Securitization Corp. VI	Dover, DE	Delaware
Sky Financial Securitization Corp. VII	Dover, DE	Delaware
Smith Bros Limited	London, U.K.	England
Smith Bros Nominees Limited	London, U.K.	England
Smith Bros Participations Limited	London, U.K.	England
Smother, LLC	San Francisco, CA	Delaware
SNC Farringdon International (Holdings) BV	Amsterdam, The Netherlands	Netherlands
SNC International (Holdings) Limited	London, U.K.	England
SNC Securities Limited	London, U.K.	England
SNCFE Limited	Hong Kong, PRC	Hong Kong
Sofia II, LLC	New York, NY	Delaware
Solimar Shipping Limited	London, U.K.	England & Wales
SOP M Corp.	Baltimore, MD	Maryland
South Charles Capital Partners I, L.P.	Baltimore, MD	Delaware
South Charles Investment Corporation	Baltimore, MD	Georgia
South Point Inc.	New York, NY	Delaware
Southam Lane Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Southport Investments, LLC	Charlotte, NC	North Carolina
Southstar Holding Corp.	New York, NY	Delaware
Southstar I, LLC	New York, NY	Delaware
Southstar II, LLC	New York, NY	Delaware
Southstar III, LLC	New York, NY	Delaware
Southstar IV, LLC	New York, NY	Delaware
Southstar V, LLC	New York, NY	Delaware
Sovran Capital Management Corporation	Richmond, VA	Virginia
Special Services Asset Management Company	Chicago, IL	Illinois
Specialized Lending, LLC	Dallas, TX	Delaware
Spectrum Mortgage Company, Inc.	Princeton, NJ	New Jersey
SphinX Access, LLC	New York, NY	Delaware
SphinX Access, Ltd.	New York, NY	Cayman Islands
Spring Valley Management LLC	Charlotte, NC	Delaware
Spruce Bay Limited	George Town, Grand Cayman, Cayman Is.	Cayman Islands
SPV Colombia I LLC	New York, NY	Delaware
SPV Colombia II LLC	New York, NY	Delaware
SRF 2000, Inc.	Charlotte, NC	Delaware
Stamford Fidelity Realty Company, Inc., The	Fairfield, CT	Connecticut
Standard Federal Bank Community Development Corporation	Chicago, IL	Michigan
Stanton Road Housing LLC	Washington, DC	District of Columbia
Stanwich Loan Funding LLC	Charlotte, NC	Delaware
Steers Trust Series 2005-A	New York, NY	Delaware
Steers Trust Series 2005-B	New York, NY	Delaware
Steers Trust Series 2007-A	New York, NY	Delaware
Steppington/Dallas, Inc.	Dallas, TX	Texas

Name	Location	Jurisdiction
Sterling Farms Funding, Inc.	Las Vegas, NV	Delaware
Stonelake ML Holdings LP	New York, NY	Delaware
Stonelake ML Infrastructure Partners LP	New York, NY	Delaware
Stourbridge Investments Limited	London, U.K.	England
Strategies Investment Fund, LLC	New York, NY	Delaware
Structured Access LLC	New York, NY	Delaware
Structured Asset Investment Notes LLC	Charlotte, NC	Delaware
Structured Purchaser, LLC	Charlotte, NC	Delaware
Suhail Sarl	Luxembourg, Luxembourg	Luxembourg
Summit Capital Trust I	Wilmington, DE	Delaware
Summit Credit Life Insurance Company	Phoenix, AZ	Arizona
Sunset Hill Corporation	Baltimore, MD	Virginia
Sycamore Green, LLC	Charlotte, NC	North Carolina
Syndicated Properties Investments, LLC	Baltimore, MD	Delaware
Systematic Momentum II, Ltd.	New York, NY	Cayman Islands
Tabono Joint Venture, The	Dallas, TX	Texas
Tabono Partnership II, Ltd.	Dallas, TX	Texas
Taiwan Hang Fung Asset Management Company Ltd.	Taipei, Taiwan	Taiwan
Taurus Finance Inc.	New York, NY	Delaware
Teardrop Diamond, LLC	San Francisco, CA	Delaware
The Grand Wisconsin, LLC	Aventura, FL	Wisconsin
Tidewater Pointe Funding LLC	Charlotte, NC	Delaware
Tikkurila Holdings II S.a.r.l.	Luxembourg, Luxembourg	Luxembourg
Tinfoil B.V.	Amsterdam, The Netherlands	Netherlands
Title Guarantee Building Lessee, LLC	Los Angeles, CA	California
TK Holdings I, LLC	New York, NY	Delaware
Tonopah, LLC	Charlotte, NC	Delaware
Topanga XI Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Topanga XV Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Topanga XX Inc.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Tops Capital Private Real Estate Investment Trust No. 2	Seoul, Korea	Korea
Town Park Associates, LLC	Miami, FL	Florida
Transistor Holdings, LLC	Las Vegas, NV	Delaware
Transistor, LLC	Las Vegas, NV	Delaware
Transit Holding, Inc.	San Francisco, CA	Delaware
Trellus Access LLC	New York, NY	Delaware
Trellus Access II, LLC	New York, NY	Delaware
Trellus Access LTD.	New York, NY	Cayman Islands
Trenton Park Apartments Limited Partnership	Washington, DC	District of Columbia
Trenton Park Housing, LLC	Washington, DC	District of Columbia
Trifesol, S.L.	Madrid, Spain	Spain
TriSail Capital Corporation	Boston, MA	Rhode Island
TriSail Funding Corporation	Boston, MA	Delaware
TriSail/MMA GP, LLC	Boston, MA	Delaware
TriSail/MMA Realty Capital Partners I, L.P.	Boston, MA	Delaware
TriStar Communications, Inc.	San Francisco, CA	California
Tryon Assurance Company, Ltd.	Charleston, SC	South Carolina
Tudor Tensor FuturesAccess, LLC	New York, NY	Delaware
Twin Falls SL	Madrid, Spain	Spain
Two Broadway Incorporated	New York, NY	Delaware
Two Broadway V Incorporated	New York, NY	Delaware
Two Piccadilly Holdings, Inc.	Charlotte, NC	Delaware
Tyler Trading LLC	Charlotte, NC	Delaware
U.S. Trust Company of Delaware	Wilmington, DE	Delaware
UBOC Guaranteed Tax Credit Fund IX, L.L.C.	Walnut Creek, CA	California

Name	Location	Jurisdiction
UBOC Guaranteed Tax Credit Fund VIII, L.L.C.	Walnut Creek, CA	California
Ulysses Leasing Limited	St. Helier, Jersey, Channel Islands	Jersey
Union Realty and Securities Company	St. Louis, MO	Missouri
Urban Mecca I, LLC	Atlanta, GA	Georgia
UST Private Fund Solutions, LLC	Boston, MA	Delaware
V. Funds Limited	New York, NY	Cayman Islands
Valley Energy E&P Investments, LLC	Houston, TX	Delaware
Valley Energy Investment Fund International, L.P.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Valley Energy Investment Fund U.S., L.P.	Houston, TX	Delaware
Valley Energy Investment Holdings (Mauritius) Limited	Port Louis, Mauritius	Mauritius
Varese Holdings S.ar.l.	Luxembourg, Luxembourg	Luxembourg
Venco, B.V.	George Town, Grand Cayman, Cayman Is.	Cayman Islands
Vendcrown Limited	Epsom, United Kingdom	England
Venus 1, LLC	New York, NY	Delaware
Vercoe Insurance Agency, Inc.	Pennington, NJ	Ohio
Verdot VI, LLC	New York, NY	Delaware
Vernon Park LLC	Charlotte, NC	Delaware
Victoria V, LLC	New York, NY	Delaware
Viewpointe Archive Services, L.L.C.	Charlotte, NC	Delaware
Villages Urban Investments, LLC	Phoenix, AZ	Arizona
Washington Mill Lofts LLC	Boston, MA	Massachusetts
Washington Mill Manager LLC	Boston, MA	Massachusetts
Washoe Asset Management Company	Reno, NV	Delaware
Washoe Asset Management Company II	Reno, NV	Delaware
Washoe Asset Management Company IV	Reno, NV	Delaware
Waterville Funding LLC	Charlotte, NC	Delaware
Wave Lending Holdings Limited	London, U.K.	England & Wales
Wave Lending Limited	London, U.K.	England
Wave Mortgages Limited	London, U.K.	England
Waverly Partners Inc.	New York, NY	Delaware
Waxhaw Park Investments LLC	Charlotte, NC	Delaware
WCH Limited Partnership	Dallas, TX	Texas
WD Georgia LLC	New York, NY	Georgia
WD South Carolina, LLC	New York, NY	South Carolina
Wellington Land Company, Inc.	Baltimore, MD	Delaware
Wellington Park/Lewisville, Inc.	Dallas, TX	Texas
Wendover Lane LLC	Charlotte, NC	Delaware
West Trade, LLC	Charlotte, NC	North Carolina
West Trade/Sycamore Street, LLC	Charlotte, NC	North Carolina
Westhill Investments Limited	St. Helier, Jersey, Channel Islands	Jersey
Westminster Properties, Inc.	Providence, RI	Delaware
Westquay Investments S.a r.l.	Luxembourg, Luxembourg	Luxembourg
WFC Air Inc.	New York, NY	Delaware
WH/DFW Land CO.	New York, NY	Texas
Whitby Capital Ireland Limited	Dublin, Ireland	Ireland
White Ridge Investments Limited	London, U.K.	England & Wales
White Rock Lane LLC	Charlotte, NC	Delaware
White Springs LLC	Charlotte, NC	Delaware
Wickliffe A Corp.	Baltimore, MD	Virginia
William V, LLC	New York, NY	Delaware
Willowbrook Funding LLC	Charlotte, NC	Delaware
Willows SA Holdings, LP	Dallas, TX	Texas
Windeluxe Company Limited	Chester, England	United Kingdom
WM Developer LLC	Boston, MA	Massachusetts

Name	Location	Jurisdiction
WM Lofts LLC	Boston, MA	Massachusetts
WM Master Tenant LLC	Boston, MA	Massachusetts
Worthington Avenue, LLC	Charlotte, NC	North Carolina
WOW! Mortgages & Loans Limited	London, U.K.	England
Y.K. Tokyo Portfolio Investment	Tokyo, Japan	Japan
YK NB Estate	Tokyo, Japan	Japan
YK Poseidon Capital	Tokyo, Japan	Japan
Yong Tai Asset Management Company Limited	Taipei, Taiwan	Taiwan
York Access, LLC	New York, NY	Delaware
York Acces II, LLC	New York, NY	Delaware
York Access, Ltd.	New York, NY	Cayman Islands
York Total Access LLC	New York, NY	Delaware
York Total Access II LLC	New York, NY	Delaware
York Total Access III LLC	New York, NY	Delaware
York Total Access LTD	New York, NY	Cayman Islands
York Total Access II LTD	New York, NY	Cayman Islands
YT West Tower Holdings Limited	Grand Cayman, Cayman Islands	Cayman Islands
ZAR Sovereign Bond Investments LP	New York, NY	Delaware
Zentac Productions, Inc.	San Francisco, CA	Delaware
Zeus Recovery Fund SA	Luxembourg, Luxembourg	Luxembourg
Zeus Trading LLC	Charlotte, NC	Delaware